SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 333-122804)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 40

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-21714

Amendment No. 41

MML SERIES INVESTMENT FUND II

(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bright Meadow Blvd., Enfield, CT 06082-1981

(860) 562-1000

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MML Series Investment Fund II

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on May 1, 2017 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 40 to its Registration Statement No. 333-122804 under the Securities Act of 1933 and this Amendment No. 41 to its Registration Statement No. 811-21714 under the Investment Company Act of 1940. This Post-Effective Amendment relates to each series of the Registrant.

MML SERIES INVESTMENT FUND II

This Prospectus describes the following Funds.

•	MML Asset Momentum Fund

Class II

Service Class I

•	MML Blend Fund

Initial Class

Service Class

•	MML Dynamic Bond Fund

Class II

Service Class I

•	MML Equity Fund

Initial Class

Service Class

•	MML Equity Rotation Fund

Class II

Service Class I

•	MML High Yield Fund

Class II

Service Class I

•	MML Inflation-Protected and Income Fund

Initial Class

Service Class

•	MML Managed Bond Fund

Initial Class

Service Class

•	MML Short-Duration Bond Fund

Class II

Service Class I

•	MML Small Cap Equity Fund

Initial Class

Service Class

•	MML Special Situations Fund

Class II

Service Class I

•	MML Strategic Emerging Markets Fund

Class II

Service Class I

•	MML U.S. Government Money Market Fund

Initial Class

Service Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

May 1, 2017

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MML Asset Momentum Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.37%	.37%
Acquired Fund Fees and Expenses	.05%	.05%
Total Annual Fund Operating Expenses(1)	1.02%	1.27%
Expense Reimbursement	(.17%)	(.17%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.85%	1.10%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80% and 1.05% for Class II and Service Class I, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$87	$308	$547	$1,232
Service Class I	$112	$386	$681	$1,519

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in asset classes the Fund’s subadviser, Barings LLC (“Barings”), considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. Barings employs fundamental research and analysis of asset classes, industry sectors, countries, and currencies. In addition to seeking asset classes exhibiting “bull market” characteristics, Barings models the expected returns of asset classes, favoring asset classes with higher expected returns. Barings may sell an investment for the Fund if, for example, in its judgment, the investment is no longer exhibiting “bull market” characteristics or has achieved a full valuation. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries.

The Fund expects that it will allocate its investments among the following asset classes.

Asset Class

Equity Investments

Developed Market Equity

Emerging Market Equity

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Debt Investments

Developed Market Government Bonds

Emerging Market Government Bonds

Investment Grade Corporate Credit

Non-Investment Grade (“Junk” or “High Yield”) Corporate Credit

Property Investments

Developed Market

Emerging Market

Alternative Investments

Commodities (such as precious metals, agriculture, energy, livestock, or industrial metals)

Gold

Currency

Developed Market

Emerging Market

Cash on deposit, excluding short term instruments

Although Barings expects that a number of these asset classes will be represented in the Fund’s portfolio at any particular time, there is no minimum or maximum amount of the Fund’s assets that may be invested in any asset class, and at any time the Fund may have all or none of its assets invested in any specific asset class.

The Fund expects that it will typically invest in equity, debt, REITs, and alternative investments either directly or through the purchase of exchange-traded funds (“ETFs”) and derivatives, including forward or futures contracts, options, and swaps. The Fund expects to invest in currencies through forward and futures contracts, options, and swaps. The Fund may use any of those types of derivatives for hedging purposes, to adjust portfolio characteristics (including the duration of the Fund’s portfolio of debt investments), or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may invest in debt securities of any maturity or duration and may invest in equity securities of companies of any market capitalization.

Although Barings does not intend to use derivatives aggressively in the management of the Fund, the Fund has the ability to use derivatives in a manner intended to give rise to investment leverage to a more significant extent. For example, at a time when the Fund has obtained a long equity or other exposure using derivatives transactions rather than investing the

Fund’s cash, Barings may invest that cash in debt securities to earn additional income in order to finance the derivatives transactions or otherwise to enhance the Fund’s total return. In such a case, it is possible that the Fund might lose money on both the derivatives transactions and on those investments in debt securities. Barings might also enter into derivatives transactions to achieve an overall investment exposure for the Fund in an amount greater than the Fund’s net asset value, at a time when it believes that such exposures, or the combination of those exposures, provides a potential return justifying any additional risk. These transactions will likely create investment leverage. Leverage typically has the effect of increasing the volatility of a fund’s portfolio, and of increasing the gains and losses of a fund.

The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility,

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changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the

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value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leveraging Risk Instruments and transactions, including derivatives transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

Tax Status Risk The Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including commodities-related investments or in investment vehicles that provide exposure to commodities or commodities-related investments, is limited by the Fund’s intention to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended; if the Fund is not so limited or if such investments (or the income earned on such investments) are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. That could result in the Fund being subject to income tax at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, being taxable to shareholders as dividend income.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S.

Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II Shares. The table

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shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	3Q ’16,	4.08%	Lowest Quarter:	1Q ’16	1.80%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Since Inception (05/15/15)
Class II	MML Asset Momentum Fund	10.20%	2.43%
Service Class I	MML Asset Momentum Fund	9.85%	2.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	5.63%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

Chris C. Cao is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. He has managed the Fund since its inception (May 2015).

Michael F. Farrell is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. He has managed the Fund since its inception (May 2015).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Blend Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.42%	.42%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.04%	.04%
Total Annual Fund Operating Expenses	.46%	.71%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$47	$148	$258	$579
Service Class	$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks its investment objective by investing across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser, Barings LLC (“Barings”), expects that 50%-70% of the Fund’s net assets will be invested in equity securities (the Equity Segment), 30%-50% of the Fund’s net assets will be invested in fixed income securities (the Bond Segment), and up to 20% of the Fund’s net assets will be invested in money market instruments (the Money Market Segment). Barings typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund may hold a portion of its assets in cash or cash equivalents. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments or cash. The Fund may enter into repurchase agreement transactions.

The equity securities in which the Fund invests may include common stock (both growth and value stocks), preferred stock, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size, exchange-traded funds, and American Depositary Receipts (“ADRs”). The Fund expects normally to invest most of its assets in common stocks of large capitalization U.S. companies (generally common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the S&P 500 Index (as of February 28, 2017, $2.53 billion to $719.94 billion)) although it may invest in companies of any size and may also invest up to 10% in ADRs and securities of foreign issuers that trade on domestic exchanges or in the over-the-counter markets.

Fixed income securities in which the Fund invests primarily include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the

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U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer (including issuers in emerging markets) dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, convertible bonds, mortgage-backed, and other asset-backed securities. The Fund may invest in securities subject to legal restrictions on resale, some of which may be subject to resale pursuant to Rule 144A. The Fund expects that most of its fixed-income investments will be of investment-grade, meaning that they will be rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser, although the Fund may invest any portion of its assets in securities below investment grade (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings considers that doing so would be consistent with the Fund’s investment objective. The duration of the Bond segment of the Fund will normally be maintained within +/- 10% of the benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index (as of February 28, 2017, the average duration of the Index was 5.86 years). The Fund may but will not necessarily engage in foreign currency forward contracts to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts, foreign currency futures and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments or to gain market exposure); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, ETFs, or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage. The Fund may enter into dollar roll and reverse repurchase agreement transactions.

For the Equity Segment, Barings attempts to identify stocks that it believes may have the potential to outperform the S&P 500 Index over time. Based on its view of these securities, Barings seeks to construct a broadly diversified portfolio that it believes may have the potential to produce higher returns than the S&P 500 Index. Barings will typically build portfolios by analyzing the underlying merits of each issue to build a portfolio. Barings may also consider stocks not included in the S&P 500 Index but with similar market capitalizations. Barings does not use market timing or macroeconomic forecasting in constructing the Fund’s portfolio.

Barings selects investments for the Bond Segment based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, Barings may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Barings may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

Barings regularly evaluates the relative value and performance expectations of the Equity, Bond, and Money Market Segments in determining the Fund’s overall segment allocation.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest

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payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially

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during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leveraging Risk Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the

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Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

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Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and three additional indexes, including the Bloomberg Barclays U.S. Aggregate Bond Index, an index of funds with similar investment objectives (the Lipper Balanced Fund Index), and a hypothetical custom index with a similar investment objective (the Custom Balanced Index) which comprises the S&P 500 Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%). Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	3Q ’09,	11.59%	Lowest Quarter:	4Q ’08,	-	12.61%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Blend Fund	9.42%	10.50%	6.72%
Service Class	MML Blend Fund	9.15%	10.22%	6.45%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		2.65%	2.23%	4.34%
Lipper Balanced Fund Index (reflects no deduction for taxes)		7.20%	8.32%	5.01%
Custom Balanced Index (reflects no deduction for fees, expenses, or taxes)		8.21%	9.68%	6.31%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

William M. Awad, III is a Managing Director and member of Barings’ Global Fixed Income Team and manages the Bond Segment of the Fund. He has managed the Fund since April 2005.

Chris C. Cao is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team and manages the Equity Segment of the Fund. He has managed the Fund since June 2001.

Michael F. Farrell is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team, manages the Equity Segment of the Fund and as lead manager of the Fund is responsible for the Fund’s asset allocation. He has managed the Fund since October 2000.

David L. Nagle is a Managing Director and member of Barings’ Global Fixed Income Team and manages the Bond Segment of the Fund. He has managed the Fund since June 1995.

Scott Riecke is a Director and member of the Global Fixed Income Team at Barings and manages the Money Market Segment of the Fund. He has managed the Fund since July 2009.

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Charles S. Sanford is a Managing Director and member of Barings’ Global Fixed Income Team and manages the Bond Segment of the Fund. He has managed the Fund since June 2006.

Scott Simler is a Director and member of the Global Fixed Income Team at Barings and manages the Money Market Segment of the Fund. He has managed the Fund since July 2009.

Douglas M. Trevallion, II is a Managing Director and member of Barings’ Global Fixed Income Team and manages the Bond Segment of the Fund. He has managed the Fund since October 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Dynamic Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks to maximize current income and total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.40%	.40%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.19%	.19%
Acquired Fund Fees and Expenses	.02%	.02%
Total Annual Fund Operating Expenses(1)	.61%	.86%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$62	$195	$340	$762
Service Class I	$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or

“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. Bonds may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s Subadviser, DoubleLine Capital LP (“DoubleLine”) and its affiliates.

The Fund may invest any amount of its assets in securities issued or guaranteed by private or governmental entities outside the U.S., including in emerging market countries. An emerging market country is a country that, at the time the Fund invests in the related fixed income instruments, is classified as an emerging or developing economy by any supranational organization such as the International Bank of Reconstruction and Development or any affiliate thereof or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The Fund may invest in bonds of any credit quality and may invest up to one-third of its assets in bonds rated below investment grade or unrated but determined by DoubleLine to be of comparable

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quality. These “junk” or “high yield” bonds include those that are at the time of investment rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or unrated and considered by DoubleLine to be of comparable quality. This limit will not apply to any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality. The Fund may invest up to 5% of its net assets in defaulted corporate securities. The Fund might do so, for example, where DoubleLine believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The Fund may hold a portion of its assets in cash or cash equivalents.

DoubleLine uses a controlled risk approach to managing the Fund’s portfolio. DoubleLine attempts to control for the principal risk components of the fixed income markets and considers such factors as:

•	relative performance of the various market sectors;

•	security selection within a given sector;

•	the shape of the yield curve; and

•	fluctuations in the overall level of interest rates.

DoubleLine uses active asset allocation in managing the Fund’s investments and monitors the duration of the Fund’s portfolio securities to adjust the Fund’s exposure to interest rate risk. DoubleLine intends, under normal market conditions, to seek to construct an investment portfolio for the Fund with a weighted average effective duration of no less than two years and no more than eight years. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed its target.

DoubleLine may sell an investment for the Fund when it determines to take advantage of what it considers to be a better investment opportunity, when DoubleLine believes the investment no longer represents a relatively attractive investment opportunity, when DoubleLine perceives deterioration in the credit fundamentals of the issuer, or when the investment has reached DoubleLine’s sell target.

Principal Risks

The following are the Principal Risks of the Fund.

The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Affiliated Fund Risk Due to its own financial interest or other business considerations, DoubleLine may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by DoubleLine or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, DoubleLine may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by DoubleLine or its affiliates.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some

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cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.

Exchange Traded Notes Risk ETNs are unsecured debt securities and are subject to credit risk that the issuer will default or will be unable to make timely payments of principal, as well as market risk since the return on an ETN is typically based on the performance of an underlying index. The value of the index may be affected by market forces that affect the value of ETNs in unexpected ways. There may not be an active trading market for these securities.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The values of instruments with a negative duration will generally decline if interest rates decrease. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment. Inverse floaters, interest-only, and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those

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available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

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Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II Shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	1Q & 2Q ’16,	2.78%	Lowest Quarter:	4Q ’16,	-2.12%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Since Inception (05/15/15)
Class II	MML Dynamic Bond Fund	4.94%	2.15%
Service Class I	MML Dynamic Bond Fund	4.67%	1.92%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		2.65%	1.69%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: DoubleLine Capital LP (“DoubleLine”)

Portfolio Managers:

Jeffrey E. Gundlach is the co-founder, Chief Executive Officer, and Chief Investment Officer at DoubleLine. He has managed the Fund since its inception (May 2015).

Jeffrey J. Sherman is the Deputy Chief Investment Officer and a Portfolio Manager at DoubleLine. He has managed the Fund since March 2017.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

–  20  –

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

–  21  –

MML Equity Fund

INVESTMENT OBJECTIVES

This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.41%	.41%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.03%	.03%
Total Annual Fund Operating Expenses	.44%	.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$45	$141	$246	$555
Service Class	$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.

These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including developed and emerging market securities. The Fund may invest up to 10% of its net assets in debt securities. The Fund may purchase and sell exchange-traded and over-the-counter options for hedging purposes or to take long or short positions on one or more equity securities. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, OppenheimerFunds, Inc. (“OFI”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), each being responsible for a portion of the portfolio, but not necessarily equally-weighted. Each subadviser employs a bottom-up, value-based investment approach in selecting securities for the Fund. OFI generally uses fundamental analysis to identify undervalued companies. While this process may change over time and vary in particular cases, OFI generally may consider a variety of factors in evaluating a company, such as future supply/demand for key products, product cycles, quality of management, competitive position, cash reinvestment plans, and better-than-expected earnings reports and

–  22  –

attractive valuation. Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. Loomis Sayles’ investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery. Loomis Sayles seeks to identify companies that it believes are, among other things, attractively valued based on Loomis Sayles’ estimate of intrinsic value. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the portfolio’s holdings among various sectors of the economy.

A subadviser may consider selling a security for the Fund if, for example, in its judgment, a stock’s price is approaching its target, a company’s fundamentals are deteriorating, or alternative investment ideas have been developed.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets,

–  23  –

or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic,

–  24  –

industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	2Q ’09,	19.07%	Lowest Quarter:	4Q ’08,	-	25.52%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Equity Fund	12.59%	13.41%	5.11%
Service Class	MML Equity Fund	12.31%	13.13%	4.85%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		17.34%	14.80%	5.72%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadvisers: OppenheimerFunds, Inc. (“OFI”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Managers:

Laton Spahr is a portfolio manager and Senior Vice President of OFI. He has managed the Fund since March 2013.

Arthur Barry is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since March 2010.

Adam C. Liebhoff is a Vice President and Portfolio Manager at Loomis Sayles. He has managed the Fund since May 2015.

–  25  –

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

–  26  –

MML Equity Rotation Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.45%	.45%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.31%	.31%
Total Annual Fund Operating Expenses	.76%	1.01%
Expense Reimbursement	(.11%)	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.65%	.90%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .65% and .90% for Class II and Service Class I, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$66	$232	$412	$932
Service Class I	$92	$311	$547	$1,226

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser, Barings LLC (“Barings”), does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund may hold a portion of its assets in cash or cash equivalents.

Barings evaluates stocks on the basis of a number of factors, such as value, growth, and degree of correlation to broad market indexes. Barings uses its analytical process to rotate the Fund’s assets among stocks selected on the basis of these different factors in response to market, financial, and economic developments.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its

–  27  –

investment returns may be adversely affected and the Fund may not achieve its investment objective.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II Shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would

–  28  –

be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	3Q ’16,	8.41%	Lowest Quarter:	1Q ’16,	0.72%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Since Inception (05/15/15)
Class II	MML Equity Rotation Fund	17.48%	8.89%
Service Class I	MML Equity Rotation Fund	17.22%	8.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	5.63%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

Chris C. Cao is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. He has managed the Fund since its inception (May 2015).

Michael F. Farrell is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. He has managed the Fund since its inception (May 2015).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

–  29  –

MML High Yield Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.24%	.24%
Total Annual Fund Operating Expenses	.84%	1.09%
Fee Waiver	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.74%	.99%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to waive .10% of the management fee through April 30, 2018. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$76	$258	$456	$1,028
Service Class I	$101	$337	$591	$1,320

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC (“Barings”). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes); and credit default swaps (for

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hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage.

The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into reverse repurchase agreement transactions. Under normal market conditions, the Fund expects to have a dollar-weighted average portfolio maturity ranging from 4 to 10 years. The Fund’s portfolio may include securities with maturities outside this range, and the range may change from time to time.

In selecting the Fund’s investments, Barings employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer’s financial strength, among other things, before considering trends or macro economic factors. Barings prefers companies that it believes possess one or more of the following characteristics: strong business position, ability to generate free cash flow to repay debt, favorable capital structure, high level of fixed assets, conservative accounting, and respected management or equity sponsor(s) (such management and sponsors would have a good reputation and/or have had prior positive relations with Barings).

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults.

If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its

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counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs,

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such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Reverse Repurchase Agreement Transaction Risk These transactions typically create leverage and subject the Fund to the credit risk of the counterparty.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	4Q ’11,	6.97%	Lowest Quarter:	3Q ’11,	-	5.54%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Since Inception (05/03/10)
Class II	MML High Yield Fund	16.48%	8.53%	8.34%
Service Class I	MML High Yield Fund	16.25%	8.27%	8.07%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index (reflects no deduction for fees, expenses, or taxes)		17.13%	7.36%	7.41%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

Sean M. Feeley is a Managing Director and Head of Portfolio Management for Barings U.S. High Yield Investment Team. He has managed the Fund since November 2010.

Scott D. Roth is a Managing Director and member of Barings U.S. High Yield Investment Team. He has managed the Fund since November 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Inflation-Protected and Income Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.55%	.55%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.58%	.58%
Interest Expense	.53%	.53%
Remainder of Other Expenses	.05%	.05%
Total Annual Fund Operating Expenses	1.13%	1.38%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$115	$359	$622	$1,375
Service Class	$140	$437	$755	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.

These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations.

The Fund may also invest in other income-producing securities of any kind (including, but not limited to, corporate bonds and notes, Rule 144A securities, U.S. and non-U.S. government and agency or instrumentality bonds, money market instruments, and mortgage-related and asset-backed securities). The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars.

The Fund generally intends to maintain a dollar-weighted average credit quality of A or better (determined on the basis of the highest credit rating of the Fund’s investments at the time of their purchase or, if unrated, determined to be of comparable quality by the subadviser). The Fund will invest primarily in assets rated investment grade at the time of purchase (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser) but not in assets rated below Ba3 by Moody’s, below BB- by Standard & Poor’s and the equivalent by any NRSRO. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Barings LLC (“Barings”), considers that doing so would be consistent with the

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Fund’s investment objective. The Fund invests in a portfolio of securities that Barings expects to provide an attractive rate of real return. Barings defines “real return” as the portfolio’s total return (before expenses) less the estimated rate of inflation, measured using the Consumer Price Index for All Urban Consumers (the “CPI-U”).

The Fund will seek to potentially earn additional income by entering into reverse repurchase agreement transactions and investing the proceeds of those transactions in additional securities of a nature described above. Use of reverse repurchase agreements is a form of borrowing and creates leverage in the Fund.

In Pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative transactions, including, but not limited to, total return swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments), interest rate swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments), credit default swaps (for hedging purposes or as a substitute for direct investments), and futures contracts, foreign currency futures and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments or to gain market exposure). The Fund may also enter into forward commitment transactions. The Fund may invest in common stocks, ETFs, or other equity securities and derivatives thereof for hedging purposes or to enhance total return. The use of such techniques may have the effect of creating investment leverage in the Fund.

In selecting investments for the Fund, Barings seeks to construct a portfolio of inflation-indexed and other income-producing securities and other financial instruments, including derivatives, designed to meet the real return objective of the Fund. Barings may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events

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can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities

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subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Reverse Repurchase Agreement Transaction Risk These transactions typically create leverage and subject the Fund to the credit risk of the counterparty.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	1Q ’09,	5.15%	Lowest Quarter:	2Q ’13,	-	7.11%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Inflation- Protected and Income Fund	5.21%	0.91%	3.76%
Service Class	MML Inflation- Protected and Income Fund	4.90%	0.66%	3.50%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (reflects no deduction for fees, expenses, or taxes)		4.68%	0.89%	4.36%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

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Portfolio Managers:

Ronald E. Desautels is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (August 2002).

David L. Nagle is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (August 2002).

Douglas M. Trevallion, II is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since October 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Managed Bond Fund

INVESTMENT OBJECTIVE

This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.39%	.39%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.00%	.00%
Total Annual Fund Operating Expenses	.39%	.64%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$40	$125	$219	$493
Service Class	$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 314% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities.

The Fund may invest up to 10% of its total assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default, and including bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Barings LLC (“Barings”), considers that doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate obligations, government and agency issues, private placement bonds, mortgage-backed, and other asset-backed securities. The Fund may also invest in non-dollar denominated high yield bonds, including bank loans, and may invest in securities subject to legal restrictions on resale, some of which may be subject to resale pursuant to Rule 144A.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts, foreign currency futures and forward contracts, including derivatives there of (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes or to gain exposure to

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securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, ETFs, or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

Barings intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index (as of February 28, 2017, the average duration of the Index was 5.86 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Barings selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, Barings may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. Barings may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise

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honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or

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expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

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Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Initial Class Shares

Highest Quarter:	3Q ’09,	4.66%	Lowest Quarter:	4Q ’16,	-	2.76%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Managed Bond Fund	2.75%	2.46%	4.59%
Service Class	MML Managed Bond Fund	2.49%	2.21%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		2.65%	2.23%	4.34%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

William M. Awad, III is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since April 2005.

David L. Nagle is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since June 1995.

Charles S. Sanford is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since June 2006.

Douglas M. Trevallion, II is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since October 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Short-Duration Bond Fund

INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.35%	.35%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.21%	.21%
Total Annual Fund Operating Expenses	.56%	.81%
Expense Reimbursement	(.01%)	(.01%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.55%	.80%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .55% and .80% for Class II and Service Class I, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$56	$178	$312	$700
Service Class I	$82	$258	$449	$1,001

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities.

The Fund may also invest in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default, and including bank loans; normally, 10% or less of the Fund’s total assets will be invested in below investment grade debt securities. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser, Barings LLC (“Barings”), considers that doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars

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including, but not limited to, corporate obligations, government and agency issues, private placement bonds, mortgage-backed, and other asset-backed securities. The Fund may also invest in non-dollar denominated high yield bonds, including bank loans, and may invest in securities subject to legal restrictions on resale, some of which may be subject to resale pursuant to Rule 144A.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, futures contracts, foreign currency futures and forward contracts, including derivatives thereof (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments or to gain market exposure); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes or as a substitute for direct investments). The Fund may invest in common stocks, ETFs, or other equity securities and derivatives thereof for hedging purposes or to enhance total return. Use of derivatives by the Fund may create investment leverage.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll and reverse repurchase agreement transactions.

The Fund seeks to maintain a dollar-weighted average duration of less than three years; Barings may increase or decrease its duration in response to changes in interest rates and other factors. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

Barings generally selects the Fund’s investments based on its analysis of opportunities and risks of various securities and market sectors. Barings may choose to sell securities with deteriorating credit or limited upside potential compared to other available securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

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Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater

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custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Leveraging Risk Instruments and transactions, including derivatives and dollar roll and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

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Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	1Q ’16,	1.34%	Lowest Quarter:	4Q ’15,	-	0.86%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Since Inception (05/03/10)
Class II	MML Short- Duration Bond Fund	2.80%	1.81%	2.33%
Service Class I	MML Short-Duration Bond Fund	2.55%	1.57%	2.08%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index (reflects no deduction for fees, expenses, or taxes)		0.87%	0.59%	0.89%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

William M. Awad, III is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since December 2013.

Ronald E. Desautels is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (May 2010).

David L. Nagle is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (May 2010).

Charles S. Sanford is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (May 2010).

Douglas M. Trevallion, II is a Managing Director and member of Barings’ Global Fixed Income Team. He has managed the Fund since its inception (May 2010).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

–  49  –

MML Small Cap Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.07%	.07%
Total Annual Fund Operating Expenses	.72%	.97%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$74	$230	$401	$894
Service Class	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser, OppenheimerFunds, Inc. (“OFI”), believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of it net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of February 28, 2017, between $8 million and $13.52 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities, including emerging market securities. The Fund generally will not invest more than 15% of its total assets in foreign securities. The Fund may hold a portion of its assets in cash or cash equivalents.

OFI typically uses fundamental research to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•	a fundamental approach in analyzing issuers based on factors such as a company’s financial performance, competitive strength, position in the industry, and strength of business model and management. OFI may also consider an industry’s outlook, market trends and general economic conditions.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. OFI may consider selling a security if, for example, in its judgment, a stock’s price is approaching its target, a company’s competitive position deteriorates, a company’s management is executing strategy poorly, or more attractive alternative investment ideas have been identified.

In constructing the portfolio, the Fund seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, the portfolio managers seek to add value by

–  50  –

selecting individual securities with superior company-specific fundamental attributes or relative valuations that they expect to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction. The portfolio managers consider stock rankings, benchmark weightings, and capitalization outlooks in determining security weightings for individual issuers.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

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Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Service Class shares of the Fund for periods prior to its inception date (08/15/08) is based on the performance of Initial Class shares, adjusted to reflect Service Class expenses. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance(1)

Initial Class Shares

Highest Quarter:	2Q ’09,	30.80%	Lowest Quarter:	4Q ’08,	-	27.24%

Average Annual Total Returns(1)

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML Small Cap Equity Fund	18.21%	15.87%	7.71%
Service Class	MML Small Cap Equity Fund	17.92%	15.58%	7.42%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		21.31%	14.46%	7.07%

(1)	The Fund’s name and investment strategy changed on May 1, 2011 and again on May 1, 2013. The performance results shown above would not necessarily have been achieved had the Fund’s current strategy been in effect for the periods for which performance results are presented.

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: OppenheimerFunds, Inc. (“OFI”)

Portfolio Managers:

Raymond Anello is a Vice President of OFI. He has managed the Fund since April 2011.

Joy Budzinski is a Vice President of OFI. She has managed the Fund since April 2013.

Kristin Ketner is a Vice President of OFI. She has managed the Fund since April 2013.

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Magnus Krantz is a Vice President of OFI. He has managed the Fund since April 2013.

Raman Vardharaj is a Vice President of OFI. He has managed the Fund since May 2009.

Adam Weiner is a Vice President of OFI. He has managed the Fund since April 2013.

Matthew P. Ziehl is a Vice President of OFI. He has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

–  53  –

MML Special Situations Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.33%	.33%
Total Annual Fund Operating Expenses	.93%	1.18%
Expense Reimbursement	(.13%)	(.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.80%	1.05%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80% and 1.05% for Class II and Service Class I, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$82	$283	$502	$1,131
Service Class I	$107	$362	$636	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process.

The Fund may invest in companies of any market capitalization. The Fund’s subadviser, Barings LLC (“Barings”), expects that the Fund’s portfolio will initially emphasize “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index (as of February 28, 2017, $75 million to $719.94 billion), although the Fund’s holdings of securities of different market capitalizations will vary over time, depending on market conditions generally and on the companies involved at the time (or that Barings expects to be involved) in special situations.

The Fund will typically invest primarily in common stocks. When Barings determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term. It may also invest in exchange-traded funds (“ETFs”) providing broad equity exposures or

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in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified fund.

Barings uses its analytical process to evaluate “special situation” stocks based on factors such as a company’s valuation, earnings quality, growth, and earnings improvement. Based on these rankings and other criteria, Barings seeks to construct a portfolio that it believes may have the potential to produce higher returns than the S&P 500 Index, the Fund’s benchmark securities index. Barings is not constrained by any particular investment style, and may at times tend to purchase “growth” stocks and at other times “value” stocks.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

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Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Special Situations Risk Special situations often involve much greater risk than is found in the normal course of investing. Special situation investments may not have the effect on a company’s price that the investment adviser or subadviser expects, which could negatively impact the Fund.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II Shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Class II Shares

Highest Quarter:	3Q ’16,	4.95%	Lowest Quarter:	1Q ’16,	2.14%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Since Inception (05/15/15)
Class II	MML Special Situations Fund	15.84%	-1.43%
Service Class I	MML Special Situations Fund	15.54%	-1.67%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	5.63%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

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Portfolio Managers:

Chris C. Cao is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. He has managed the Fund since its inception (May 2015).

Michael F. Farrell is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. He has managed the Fund since its inception (May 2015).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML Strategic Emerging Markets Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	1.05%	1.05%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.45%	.45%
Total Annual Fund Operating Expenses	1.50%	1.75%
Expense Reimbursement	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	1.40%	1.65%

(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.40% and 1.65% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$143	$464	$809	$1,782
Service Class I	$168	$541	$940	$2,054

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e. are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. The Fund may hold a portion of its assets in cash or cash equivalents.

In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. For purposes of the Fund’s investments, a determination that an issuer is economically tied to a developing market country is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, or whether it receives revenues from a

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developing market. Such a determination can also be based, in whole or in part, on inclusion of an issuer or its securities in an index representative of developing or emerging markets.

The Fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. In addition to common stocks, the Fund can invest in other equity or “equity equivalents” securities such as preferred stocks or convertible securities. The Fund may use derivatives to seek to enhance the Fund’s investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so. Use of derivatives by the Fund may create investment leverage.

In selecting investments for the Fund, the Fund’s subadviser, OppenheimerFunds, Inc. (“OFI”), evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record, and capital structure, operations, product development, and competitive position in its industry. OFI also looks for newer or established businesses that are entering into a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. OFI considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. OFI may invest in growth companies of different capitalization ranges in any developing market country. OFI monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on

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a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds, in which it invests, including the risk that the

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underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Sector Risk The Fund may allocate more of its assets to certain economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those sectors than if the Fund invested more broadly.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1 year, 5 years, and since inception, compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance

Service Class I Shares

Highest Quarter:	2Q ’09,	32.16%	Lowest Quarter:	3Q ’11,	-	23.65%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Since Inception (05/01/09)
Class II	MML Strategic Emerging Markets Fund	6.49%	-1.24%	3.65%
MSCI® EM Index (reflects no deduction for fees or expenses)		11.19%	1.28%	6.02%
		One Year	Five Years	Since Inception (08/27/08)
Service Class I	MML Strategic Emerging Markets Fund	6.11%	-1.50%	-0.06%
MSCI® EM Index (reflects no deduction for fees or expenses)		11.19%	1.28%	1.40%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: OppenheimerFunds, Inc. (“OFI”)

Portfolio Manager:

Justin Leverenz is a portfolio manager and a Senior Vice President of OFI. He has managed the Fund since October 2013.

John Paul Lech is a portfolio manager and Vice President of OFI. He has managed the Fund since September 2015.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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MML U.S. Government Money Market Fund (Service Class shares not currently available)

INVESTMENT OBJECTIVE

This Fund seeks current income consistent with preservation of capital and liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	.48%	.48%
Distribution and Service (Rule 12b-1) Fees	N/A	.25%
Other Expenses	.06%	.06%
Total Annual Fund Operating Expenses	.54%	.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$55	$173	$302	$677
Service Class	$81	$252	$439	$978

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities.

In managing the Fund, the Fund’s subadviser, Barings LLC (“Barings”), intends to comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which sets forth the requirements for money market funds regarding credit quality, diversification, liquidity, and maturity. The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price.

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform

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in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Money Market Instruments Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments.

Prepayment Risk Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name, investment objective, and investment strategy changed on May 1, 2016 when the Fund changed from a money market fund to a government money market fund. Performance results shown were achieved when the Fund could invest in types of securities that it is no longer able to hold. Future performance of the Fund may be lower as a result. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Annual Performance

Initial Class Shares

Highest Quarter:	3Q ’07,	1.20%	Lowest Quarter:	2Q ’09 thru 1Q ’16, 3Q ’16 thru 4Q ’16,	0.00%

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Initial Class	MML U.S. Government Money Market Fund	0.11%	0.02%	0.69%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)		0.27%	0.09%	0.73%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Subadviser: Barings LLC (“Barings”)

Portfolio Managers:

Scott Riecke is a Director and member of the Global Fixed Income Team at Barings. He has managed the Fund since July 2009.

Scott Simler is a Director and member of the Global Fixed Income Team at Barings. He has managed the Fund since July 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.

Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.

Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under

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“Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indices, securities, or foreign currencies. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

Each Fund, with the exception of the MML U.S. Government Money Market Fund, may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets (10% for the MML Managed Bond Fund), and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

MML Dynamic Bond Fund. MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as

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organizational expenses and shareholder meeting expenses) through April 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .60% and .85% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

MML Inflation-Protected and Income Fund. The Fund’s use of certain investments such as reverse repurchase agreements may result in the Fund incurring interest expense. Such expense is required to be treated as a Fund expense for accounting purposes. Such interest is not paid to MML Advisers or to Barings. Any interest expense amount will vary based on the Fund’s use of those investments. In the absence of interest expense, Total Annual Fund Operating Expenses for the Fund shown above in the

Fund’s fee table would be .60% and .85% for Initial Class and Service Class, respectively.

MML U.S. Government Money Market Fund. The Fund’s 7-day yield on December 31, 2016 was 0.01%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MML Advisers has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

MML Strategic Emerging Markets Fund. MML Advisers has agreed to voluntarily waive .04% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.

The SAI contains further information about the Funds, their investments, and their related risks.

•	Affiliated Fund Risk

Investing in other investment companies or private investment vehicles sponsored or managed by DoubleLine or affiliates of DoubleLine involves potential conflicts of interest. For example, DoubleLine or its affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees DoubleLine receives for managing the MML Dynamic Bond Fund. Investment by the MML Dynamic Bond Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, DoubleLine may have an incentive to invest a portion of the MML Dynamic Bond

Fund’s assets in investment companies sponsored or managed by DoubleLine or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, DoubleLine may have an incentive to delay or decide against the sale of interests held by the MML Dynamic Bond Fund in investment companies sponsored or managed by DoubleLine or its affiliates.

•	Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value

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of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

•	Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Below investment grade debt securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund was investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•	Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.

•	Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value (“NAV”) of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory

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developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.

•	Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.

The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets,

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foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.

•	Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in emerging market countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is

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greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of the relevant asset, rate, or index it is designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

•	Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchant or broker and clearing organizations involved in the transaction. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

•	Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage (see “Leveraging Risk” below). It may

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be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return the collateral.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S. and a judgment against a foreign government may be unenforceable.

•	Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. The value of a debt security also depends

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on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

•	Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

•	Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
•	Foreign Investment Risk

Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases.

The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the

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securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing or character of the Fund’s distributions.

A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

•	Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.

•	Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market price of debt securities

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generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.

•	Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

•	Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the Fund’s net asset value (“NAV”) per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The

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investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other developments, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for a Fund’s portfolio of investments and on the management of the Fund.

The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. If the United Kingdom’s exit from the European Union is consummated, or if one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

•	Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle

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installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or comparable unrated obligations.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayments rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”).

The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage- backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.

Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject

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to risks associated with the negligence or malfeasance by their services and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer or a small number of issuers may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of diversified funds.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	REIT Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

•	Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds

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(“ETFs”), that are advised by the Fund’s investment adviser or subadviser or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company, the Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses. The underlying funds may change their investment objectives or policies without the approval of a Fund. If an underlying fund were to change its investment objective or policies, a Fund may be forced to withdraw its investment from the underlying fund at a disadvantageous time. To the extent that a Fund invests a significant portion of its assets in an underlying fund, it will be particularly sensitive to the risks associated with that underlying fund. Underlying funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater adverse impact on the underlying fund’s NAV. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, protections against certain conflicts of interest and custodial risks); such investments may be illiquid, may be leveraged, and may be highly volatile.

Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser or affiliates of the investment adviser or subadviser involves potential conflicts of interest. For example, the investment adviser or subadviser or its affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser receives for managing a Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser may have an incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the investment adviser or subadviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the investment adviser or subadviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the investment adviser or subadviser or its affiliates.

ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that they will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indices it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.

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There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

•	Special Situations Risk

Securities of companies involved in special situations may be more volatile than other securities. Their values may be affected significantly and rapidly by the actual or anticipated results of the special situations. Some “special situation” investments may be illiquid or may lack a readily ascertainable fair value. The terms of some special situation investments may be subject to restrictions on their transfer. The existence of a special situation may increase the likelihood that the company involved will experience financial difficulties, including potentially bankruptcy or insolvency. It is possible that an anticipated special situation event will not occur or will not occur on the terms or in the manner the Fund’s portfolio management team anticipates, or that the effect of a special situation event on the value of the company will different from that expected by the portfolio management team.

•	Tax Status Risk

The MML Asset Momentum Fund’s ability to make direct and indirect investments in some of the asset classes described herein, including commodities-related investments or in investment vehicles that provide exposure to commodities or commodities-related investments, is limited by the MML Asset Momentum Fund’s intention to qualify as a regulated investment company under the Code; if the MML Asset Momentum Fund is not so limited or if such investments (or the income earned on such investments) are recharacterized for U.S. tax purposes, the MML Asset Momentum Fund’s status as a regulated investment company may be jeopardized. That could result in the Asset Momentum Fund being subject to income tax at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, being taxable to shareholders as dividend income. See “Taxation and Distributions” below.

•	U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit

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of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.

•	When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage.

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Management of the Funds

Investment Adviser

MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2016, MML Advisers had assets under management of approximately $42 billion.

In 2016, each Fund paid MML Advisers an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .60% for the MML Asset Momentum Fund; .42% for the MML Blend Fund;

.40% for the MML Dynamic Bond Fund; .41% for the MML Equity Fund; .45% for the MML Equity Rotation

Fund; .60% for the MML High Yield Fund; .55% for the MML Inflation-Protected and Income Fund; .39% for the

MML Managed Bond Fund; .35% for the MML Short-Duration Bond Fund; .65% for the MML Small Cap Equity

Fund; .60% for the MML Special Situations Fund; 1.05% for the MML Strategic Emerging Markets Fund; and .48%

for the MML U.S. Government Money Market Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual reports to shareholders dated June 30, 2016.

MML Advisers is also compensated by the Funds for providing general administrative services and providing or causing to be provided ongoing shareholder servicing to investors in the Funds. MML Advisers may, at its expense, employ others to supply all or any part of these services. MML Advisers has entered into agreements with both State Street Bank and Trust Company (“State Street”) and MassMutual pursuant to which each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services.

Each of the MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund pays a separate administrative and shareholder services fee to compensate MML Advisers for providing these administrative services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: .15% for Class II of each Fund; and .15% for Service Class I of each Fund.

Each Fund, other than the MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund, does not pay a separate administrative and shareholder services fee to MML Advisers because its advisory contract provides that MML Advisers will perform these administrative functions.

Subadvisers and Portfolio Managers

MML Advisers contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.

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MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

Barings LLC (formerly known as Babson Capital Management LLC) (“Barings”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115, at 470 Atlantic Avenue, Boston, Massachusetts 02210, and at 550 S. Tryon Street, Charlotte, North Carolina 28202, manages the investments of the MML Asset Momentum Fund, the MML Blend Fund, the MML Equity Rotation Fund, the MML High Yield Fund, the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, the MML Short-Duration Bond Fund, the MML Special Situations Fund and the MML U.S. Government Money Market Fund. Barings has provided investment advice to individual and institutional investors for more than 75 years and, with its subsidiaries, had assets under management as of December 31, 2016 of approximately $271.5 billion.

William M. Awad, III, CFA

is a Managing Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML Short-Duration Bond Fund, the MML Managed Bond Fund and the Core Bond Segment of the MML Blend Fund. Mr. Awad has over 28 years of industry experience. Prior to joining Barings in 2001, Mr. Awad was Senior Vice President and Fixed Income Portfolio Manager, and Vice President at Fleet Investment Advisors.

Chris C. Cao, CFA

is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. Mr. Cao shares principal responsibility for managing the MML Asset Momentum Fund, the Core Equity Segment of the MML Blend Fund, the MML Equity Rotation Fund, and the MML Special Situations Fund. Mr. Cao has over 18 years of industry experience. Prior to joining Barings in 2001, Mr. Cao was employed by Aeltus Investment Management and more recently at INVESCO.

Ronald E. Desautels, CFA

is a Managing Director and member of Barings’ Global Fixed Income Team and shares principal responsibility for the day-to-day management of the MML Inflation-Protected and Income Fund and the MML Short-Duration Bond Fund. He has managed each Fund since its inception. Mr. Desautels has over 39 years of experience. Mr. Desautels joined Barings in 1985.

Michael F. Farrell

is a Managing Director and member of Barings’ GIA Oversight & Public Equity Team. Mr. Farrell shares principal responsibility for managing the MML Asset Momentum Fund, the Core Equity Segment of the MML Blend Fund, the MML Equity Rotation Fund, and the MML Special Situations Fund. He is also responsible for asset allocation for the MML Blend Fund. Mr. Farrell has over 29 years of experience and was recognized as one of the nation’s top 100 mutual fund managers by Barron’s in 2007 and 2006. Prior to joining Barings in 2000, Mr. Farrell worked as an economist and quantitative portfolio manager at Aeltus Investment Management.

Sean M. Feeley, CFA, CPA

is a Managing Director and Head of Portfolio Management for Barings’ U.S. High Yield Investment Team and shares principal responsibility for the day-to-day management of the MML High Yield Fund. Mr. Feeley is also a member of the firm’s U.S. High Yield Investment Committee, Global High Yield Committee and the Global Strategy Committee. His responsibilities include portfolio management for various high yield bond total return strategies. Mr. Feeley has more than 27 years of experience in the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse in its leveraged finance group.

David L. Nagle, CFA

is a Managing Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, the MML Short-Duration Bond Fund, and the Core Bond Segment of the MML Blend Fund. Mr. Nagle joined Barings in 1986 and has more than 31 years of experience.

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Scott Riecke

is a Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML U.S. Government Money Market Fund and the Money Market Segment of the MML Blend Fund. Mr. Riecke has over 20 years of industry experience. Prior to joining Barings in 2009, Mr. Riecke was employed as a portfolio manager at Lehman Brothers Asset Management.

Scott D. Roth, CFA

is a Managing Director and member of Barings’ U.S. High Yield Investment Team and shares principal responsibility for the day-to-day management of the MML High Yield Fund. Mr. Roth has over 23 years of industry experience and, prior to joining Barings in 2002, was employed by Webster Bank, was a high yield analyst at Times Square Capital Management, and was an underwriter at Chubb Insurance Company.

Charles Sanford

is a Managing Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML Managed Bond Fund, the MML Short-Duration Bond Fund, and the Core Bond Segment of the MML Blend Fund. Mr. Sanford has over 23 years of industry experience and, prior to joining Barings in 2004, was employed by Booz, Allen and Hamilton and BellSouth.

Scott Simler

is a Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML U.S. Government Money Market Fund and the Money Market Segment of the MML Blend Fund. Mr. Simler has over 27 years of industry experience. Prior to joining Barings in 2005, Mr. Simler was employed at Citigroup Investments.

Douglas M. Trevallion, II, CFA

is a Managing Director and member of Barings’ Global Fixed Income Team primarily responsible for the day-to-day management of the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, the MML Short-Duration Bond Fund, and the Core Bond Segment of the MML Blend Fund. Mr. Trevallion has over 27 years of industry experience. Prior to joining Barings in 2000, Mr. Trevallion was employed at MassMutual.

DoubleLine Capital LP (“DoubleLine”), located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, manages the investments of MML Dynamic Bond Fund. DoubleLine was co-founded by Jeffrey E. Gundlach and Philip A. Barach in December 2009, and is majority-owned by its employees. Mr. Gundlach serves as the Chief Executive Officer and Chief Investment Officer of DoubleLine. DoubleLine’s success is highly dependent upon its founders. As of December 31, 2016, DoubleLine had approximately $101.5 billion in assets under management.

Jeffrey E. Gundlach

is a portfolio manager of the MML Dynamic Bond Fund. Mr. Gundlach is the co-founder, Chief Executive Officer, and Chief Investment Officer of DoubleLine. He has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach is also a founder of DoubleLine Equity LP and has been its Chief Executive Officer since the firm’s inception in 2013.

Jeffrey J. Sherman, CFA

is a portfolio manager of the MML Dynamic Bond Fund. Mr. Sherman has been the Deputy Chief Investment Officer of DoubleLine since June 2016 and a Portfolio Manager since September 2010. He participates on the Fixed Income Asset Allocation Committee and a portfolio manager for derivative based and multi-asset strategies. Mr. Sherman joined DoubleLine in December 2009. Prior to DoubleLine, he was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst focused on fixed-income and real-asset portfolios. He also assisted in developing real-asset strategies for TCW and was a portfolio manager overseeing several commodity funds.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the MML Equity Fund. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset

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management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. As of December 31, 2016, Loomis Sayles managed approximately $240.2 billion in assets.

Arthur Barry, CFA

is a portfolio manager of a portion of the MML Equity Fund. Mr. Barry is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President of State Street Research & Management and portfolio manager for its Large Cap Value Fund. Previously, Mr. Barry was a senior portfolio manager at Invesco Capital Management where he was a member of its large cap value investment team responsible for $1 billion in institutional client accounts. Prior to that, Mr. Barry was a portfolio manager at Federated Research Corp., first as lead portfolio manager for its Capital Appreciation Fund before assuming leadership of its American Leaders Fund. In 2000, he was recognized as one of the Top 100 portfolio managers by Barron’s in its annual ranking of mutual fund stockpickers.

Adam C. Liebhoff

is a portfolio manager of a portion of the MML Equity Fund. Mr. Liebhoff is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Liebhoff began his investment career in 1998 and joined Loomis Sayles in 2007. He rejoined Loomis Sayles after serving as a First Vice President, financial analyst, and portfolio manager—mid cap value at Anchor Capital, LLC from August 2014 to September 2014. From 2007 until July 2014, he served as an equity analyst and senior equity analyst for the large cap value team at Loomis Sayles. Mr. Liebhoff has 16 years of investment experience.

OppenheimerFunds, Inc. (“OFI”), located at 225 Liberty Street, New York, New York 10281, manages the investments of the MML Small Cap Equity Fund and MML Strategic Emerging Markets Fund and a portion of the portfolio of the MML Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. As of December 31, 2016, OFI, including subsidiaries, managed assets of approximately $216.8 billion.

Raymond Anello, CFA

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Anello has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since April 2011. He has served as sector manager for energy and utilities for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, he was a portfolio manager of the RS All Cap Dividend product from its inception in July 2007 through April 2009 and served as a sector manager for energy and utilities for various other RS Investments products. Mr. Anello joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments. Before joining Guardian, he was an equity portfolio manager/analyst and high-yield analyst for Orion Capital from 1995 to 1998. Mr. Anello served as an assistant portfolio manager at the Garrison Bradford portfolio management firm from 1988 to 1995.

Joy Budzinski

is a co-portfolio manager of the MML Small Cap Equity Fund. Ms. Budzinski has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for healthcare for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Ms. Budzinski was a healthcare sector manager at RS Investments and Guardian Life Insurance Company. Ms. Budzinski joined Guardian Life Insurance Company in August 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.

Kristin Ketner

is a co-portfolio manager of the MML Small Cap Equity Fund. Ms. Ketner has been a Vice President of OFI since June 2009 and a portfolio manager of OFI since November 2012. She has served as sector manager for consumer discretionary and consumer staples for OFI’s Main Street Investment Team since

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May 2009. Prior to joining OFI, Ms. Ketner was a sector manager at RS Investments and Guardian Life Insurance Company. Ms. Ketner joined Guardian Life Insurance Company in February 2006 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.

Magnus Krantz

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Krantz has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for technology for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Krantz was a sector manager at RS Investments and Guardian Life Insurance Company. Mr. Krantz joined Guardian Life Insurance Company in December 2005 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company’s acquisition of an interest in RS Investments.

John Paul Lech

is a co-portfolio manager of the MML Strategic Emerging Markets Fund. Mr. Lech has been a portfolio manager of OFI since September 2015, a Vice President of OFI since January 2011, and was an Assistant Vice President of OFI from January 2010 to January 2011, a Senior Research Analyst of OFI from January 2010 through September 2015, and a Research Analyst of OFI from December 2008 to January 2010. Prior to joining OFI, Mr. Lech was an associate at Citigroup.

Justin Leverenz, CFA

is the lead portfolio manager of the MML Strategic Emerging Markets Fund. Mr. Leverenz has been Director of Emerging Markets Equities since January 2013. He has been a portfolio manager of OFI since May 2007, a Senior Vice President of OFI since November 2009, and was a Vice President of OFI from July 2004 to October 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Director of Pan-Asian Technology Research from 2002 to 2004. He was an Analyst and Head of Equity Research for Barclays de Zoete Wedd from 1993 to 1995 and from 1997 to 2000, respectively. He was a Fund Manager at Martin Currie Investment Management from 1995 to 1997.

Laton Spahr, CFA

is a portfolio manager of a portion of the MML Equity Fund. Mr. Spahr has been a Senior Vice President of OFI since March 2013. Prior to joining OFI, he was a Senior Portfolio Manager at Columbia Management Investment Advisers, LLC (“Columbia Management”) from 2003 to 2013 and was an Equity Analyst at Columbia Management from 2001 to 2002.

Raman Vardharaj, CFA

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Vardharaj has been a Vice President and portfolio manager of OFI since May 2009. Prior to joining OFI, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Adam Weiner

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Weiner has been a Vice President of OFI since May 2009 and a portfolio manager of OFI since November 2012. He has served as sector manager for industrials and materials for OFI’s Main Street Investment Team since May 2009. Prior to joining OFI, Mr. Weiner was a sector manager at RS Investments for industrials and materials. Prior to joining RS Investments in January 2007, Mr. Weiner was a Director and senior equity analyst at Credit Suisse Asset Management (CSAM).

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Matthew P. Ziehl, CFA

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Ziehl has been a Vice President and senior portfolio manager of OFI since May 2009. Prior to joining OFI, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. From January 2001 to December 2001, he was a team leader and co-portfolio manager, from August 1999 to December 2000 co-portfolio manager, and from May 1998 to August 1999 a small-cap analyst with Salomon Brothers Asset Management, Inc. for small growth portfolios.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.

MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of MML Series Investment Fund II (the “Trust”) from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

Other Information

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the MML Blend Fund and MML Small Cap Equity Fund, plus interest and the Official Committee’s court costs, are approximately $207,400 and $93,500, respectively.

In addition, on June 2, 2011, the MML Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ NAVs depending on the net assets of each applicable Fund at the time of such judgment or settlement.

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About the Classes of Shares

Each Fund, other than the MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund, offers the following two classes of shares: Initial Class and Service Class shares. Service Class shares of the MML U.S. Government Money Market Fund are not currently available. MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund offer the following two classes of shares: Class II and Service Class I shares. Each Class of shares is available in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates, certain variable life insurance policies offered by MassMutual or its life insurance affiliates, and in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices.

Distribution Plan, Shareholder Servicing, and Payments to Intermediaries

Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.

Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Service Class and Service Class I shares. Under the Plan, a Fund may make payments at an annual rate of up to .35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of .25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Plan is a compensation plan, under which the Funds make payments to the MML Distributors, LLC (the “Distributor”) for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Service Class and Service Class I assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Service Class and Service Class I shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

The Distributor pays out all of the Rule 12b-1 fees it receives. The Distributor pays substantially all of the amounts it receives to MassMutual. Such amounts are used to pay continuing compensation for services provided by MassMutual agents and third party firms, to compensate MassMutual for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds. All payments under the Plan are made to MassMutual, which disburses or retains amounts from those payments solely at the instruction of the Distributor.

Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and

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shareholder services fee it receives from each Fund, as described above under “Management of the Funds — Investment Adviser,” to MassMutual as

compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.

Buying and Redeeming Shares

The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance policies and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for the separate accounts.

The shares of each Fund are sold at their NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good form by the Funds or MML Advisers. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received in good form by the Funds or MML Advisers. You will usually receive payment for your shares within seven days after your written redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

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Frequent Trading Policies

The Funds are not designed to serve as vehicles for frequent trading or market timing trading activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities, and below investment grade debt securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Funds’ shareholders are variable life and variable annuity separate investment accounts owned by MassMutual and certain of its life insurance affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.

The Trustees, on behalf of the Funds, have adopted policies and procedures with respect to frequent trading and market timing activities, under which the Funds rely on the capabilities, policies, and procedures of MassMutual to discourage frequent trading and market timing trading activity, and to not accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market-timing strategy, and curtail their trading in every instance.

If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable life insurance policies and/or variable annuity contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.

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Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each Business Day. A “Business Day” is every day the NYSE is open. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with the Funds’ Securities Pricing Procedures. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. It is the intention of the MML U.S. Government Money Market Fund to maintain a stable NAV per share, although this cannot be assured. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the MML U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The MML U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the MML U.S. Government Money Market Fund must adhere to certain conditions. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded

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securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds’ valuation methods are also described in the SAI.

Taxation and Distributions

Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming the Funds so qualify, the Funds will not be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.

•	MML Asset Momentum Fund, MML Equity Rotation Fund, MML Equity Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund. Distributions, if any, are declared and paid annually by each Fund.

•	MML Dynamic Bond Fund, MML Short-Duration Bond Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML High Yield Fund, and MML Blend Fund. Dividends from net investment income are declared and paid quarterly by each Fund. Declarations and distributions of net capital gains, if any, are made annually

•	MML U.S. Government Money Market Fund. The net income of MML U.S. Government Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock
Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month.

For this purpose the net income of MML U.S. Government Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If MML U.S. Government Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its NAV per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML U.S. Government Money Market Fund’s NAV per share were reduced, or

–  94  –

were anticipated to be reduced, below its otherwise stable NAV per share, the Fund might suspend further dividend payments until the NAV returned to the prior NAV. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59  1⁄2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the policies or contracts would be taxable currently to the holders of such policies or contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract.

–  95  –

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports, which are available on request.

MML ASSET MOMENTUM FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.43	$0.02		$0.94	$0.96	$(0.07)	$-	$(0.07)	$10.32	10.20%		$20,688	0.97%		0.80%		0.25%
12/31/15[g]	10.00	0.00	[d]	(0.56)	(0.56)	(0.00)[d]	(0.01)	(0.01)	9.43	(5.62%	)[b]	18,773	1.25%	[a]	0.80%	[a]	0.01%	[a]
Service Class I
12/31/16	$9.42	$0.01		$0.92	$0.93	$(0.06)	$-	$(0.06)	$10.29	9.85%		$929	1.22%		1.05%		0.13%
12/31/15[g]	10.00	(0.02)		(0.56)	(0.58)	-	-	-	9.42	(5.80%	)[b]	232	1.50%	[a]	1.05%	[a]	(0.25%	)[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	82%	141%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  96  –

MML BLEND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$22.22	$0.43	$1.48	$1.91	$(0.46)	$(2.13)	$(2.59)	$21.54	9.42%		$581,972	0.46%	2.03%
12/31/15	24.51	0.48	(0.45)	0.03	(0.50)	(1.82)	(2.32)	22.22	0.08%		586,082	0.45%	2.07%
12/31/14	22.78	0.45	2.01	2.46	(0.49)	(0.24)	(0.73)	24.51	10.99%		644,881	0.45%	1.92%
12/31/13	19.33	0.41	3.48	3.89	(0.44)	-	(0.44)	22.78	20.31%		639,537	0.46%	1.94%
12/31/12	17.52	0.39	1.82	2.21	(0.40)	-	(0.40)	19.33	12.65%		584,660	0.46%	2.09%
Service Class
12/31/16	$22.18	$0.37	$1.48	$1.85	$(0.40)	$(2.13)	$(2.53)	$21.50	9.15%		$60,018	0.71%	1.78%
12/31/15	24.48	0.42	(0.46)	(0.04)	(0.44)	(1.82)	(2.26)	22.18	(0.17%	)	47,555	0.70%	1.83%
12/31/14	22.75	0.39	2.01	2.40	(0.43)	(0.24)	(0.67)	24.48	10.71%		40,333	0.70%	1.68%
12/31/13	19.30	0.36	3.47	3.83	(0.38)	-	(0.38)	22.75	20.01%		30,932	0.71%	1.70%
12/31/12	17.50	0.35	1.80	2.15	(0.35)	-	(0.35)	19.30	12.36%		22,114	0.71%	1.85%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	175%	209%	183%	235%	251%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  97  –

MML DYNAMIC BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.71	$0.33	$0.15	$0.48	$(0.30)	$(0.30)	$9.89	4.94%		$421,624	0.59%		0.59%	[l]	3.27%
12/31/15[g]	10.00	0.17	(0.30)	(0.13)	(0.16)	(0.16)	9.71	(1.34%	)[b]	400,385	0.61%	[a]	0.60%	[a]	2.78%	[a]
Service Class I
12/31/16	$9.71	$0.31	$0.14	$0.45	$(0.28)	$(0.28)	$9.88	4.67%		$2,907	0.84%		0.84%	[l]	3.14%
12/31/15[g]	10.00	0.15	(0.29)	(0.14)	(0.15)	(0.15)	9.71	(1.45%	)[b]	382	0.86%	[a]	0.85%	[a]	2.39%	[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	79%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  98  –

MML EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$27.08	$0.58	$2.69	$3.27	$(0.49)	$(1.78)	$(2.27)	$28.08	12.59%		$727,540	0.44%	2.15%
12/31/15	30.28	0.50	(1.67)	(1.17)	(0.64)	(1.39)	(2.03)	27.08	(3.43%	)	709,315	0.43%	1.69%
12/31/14	27.55	0.61	2.57	3.18	(0.45)	-	(0.45)	30.28	11.57%		799,222	0.43%	2.12%
12/31/13	21.07	0.41	6.54	6.95	(0.47)	-	(0.47)	27.55	33.27%		787,449	0.44%	1.69%
12/31/12	18.51	0.38	2.58	2.96	(0.40)	-	(0.40)	21.07	16.05%		709,969	0.44%	1.92%
Service Class
12/31/16	$26.81	$0.50	$2.67	$3.17	$(0.43)	$(1.78)	$(2.21)	$27.77	12.31%		$82,045	0.69%	1.90%
12/31/15	30.01	0.42	(1.65)	(1.23)	(0.58)	(1.39)	(1.97)	26.81	(3.67%	)	69,098	0.68%	1.45%
12/31/14	27.34	0.52	2.56	3.08	(0.41)	-	(0.41)	30.01	11.29%		56,685	0.68%	1.82%
12/31/13	20.93	0.35	6.49	6.84	(0.43)	-	(0.43)	27.34	32.94%		41,591	0.69%	1.44%
12/31/12	18.41	0.34	2.54	2.88	(0.36)	-	(0.36)	20.93	15.76%		26,073	0.69%	1.69%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	47%	39%	38%	100%	65%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  99  –

MML EQUITY ROTATION FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.71	$0.13	$1.57	$1.70	$(0.13)	$-	$(0.13)	$11.28	17.48%		$22,878	0.76%		0.65%		1.28%
12/31/15[g]	10.00	0.07	(0.29)	(0.22)	(0.06)	(0.01)	(0.07)	9.71	(2.18%	)[b]	19,462	0.96%	[a]	0.65%	[a]	1.06%	[a]
Service Class I
12/31/16	$9.71	$0.09	$1.58	$1.67	$(0.11)	$-	$(0.11)	$11.27	17.22%		$431	1.01%		0.90%		0.92%
12/31/15[g]	10.00	0.05	(0.28)	(0.23)	(0.06)	(0.00)[d]	(0.06)	9.71	(2.32%	)[b]	127	1.21%	[a]	0.90%	[a]	0.80%	[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	90%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  100  –

MML HIGH YIELD FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.17	$0.71	$0.76	$1.47	$(0.71)	$-	$-	$(0.71)	$9.93	16.48%		$95,180	0.84%	0.74%	7.42%
12/31/15	9.98	0.65	(0.74)	(0.09)	(0.66)	(0.06)	(0.00)[d]	(0.72)	9.17	(1.13%	)	113,880	0.83%	0.71%	6.56%
12/31/14	11.03	0.72	(0.57)	0.15	(0.74)	(0.46)	-	(1.20)	9.98	1.05%		116,277	0.83%	0.69%	6.62%
12/31/13	10.93	0.76	0.38	1.14	(0.74)	(0.30)	-	(1.04)	11.03	10.84%		129,251	0.84%	0.69%	6.88%
12/31/12	10.03	0.74	0.89	1.63	(0.67)	(0.06)	-	(0.73)	10.93	16.76%		122,192	0.86%	0.69%	7.01%
Service Class I
12/31/16	$9.14	$0.69	$0.75	$1.44	$(0.68)	$-	$-	$(0.68)	$9.90	16.25%		$30,946	1.09%	0.99%	7.19%
12/31/15	9.95	0.62	(0.73)	(0.11)	(0.64)	(0.06)	(0.00)[d]	(0.70)	9.14	(1.39%	)	26,416	1.08%	0.97%	6.31%
12/31/14	11.01	0.69	(0.58)	0.11	(0.71)	(0.46)	-	(1.17)	9.95	0.71%		25,255	1.08%	0.94%	6.38%
12/31/13	10.91	0.73	0.38	1.11	(0.71)	(0.30)	-	(1.01)	11.01	10.59%		22,141	1.09%	0.94%	6.63%
12/31/12	10.01	0.72	0.89	1.61	(0.65)	(0.06)	-	(0.71)	10.91	16.53%		16,699	1.11%	0.94%	6.77%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	59%	70%	79%	113%	95%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  101  –

MML INFLATION-PROTECTED AND INCOME FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[n]	Interest expenses to average daily net assets[p]	Net investment income (loss) to average daily net assets[n]
Initial Class
12/31/16	$9.92	$0.21	$0.30	$0.51	$(0.25)	$-	$(0.25)	$10.18	5.10%		$375,135	1.13%	0.53%	2.00%
12/31/15	10.18	0.06	(0.20)	(0.14)	(0.12)	-	(0.12)	9.92	(1.41%	)	380,221	0.84%	0.25%	0.58%
12/31/14	10.35	0.19	0.16	0.35	(0.29)	(0.23)	(0.52)	10.18	3.45%		412,861	0.73%	0.13%	1.85%
12/31/13	11.86	0.16	(1.16)	(1.00)	(0.21)	(0.30)	(0.51)	10.35	(8.68%	)	326,380	0.77%	0.17%	1.45%
12/31/12	11.56	0.32	0.47	0.79	(0.38)	(0.11)	(0.49)	11.86	6.89%		365,094	0.81%	0.21%	2.70%
Service Class
12/31/16	$9.87	$0.18	$0.31	$0.49	$(0.22)	$-	$(0.22)	$10.14	4.90%		$47,025	1.38%	0.53%	1.77%
12/31/15	10.14	0.03	(0.20)	(0.17)	(0.10)	-	(0.10)	9.87	(1.65%	)	47,818	1.09%	0.25%	0.33%
12/31/14	10.32	0.18	0.14	0.32	(0.27)	(0.23)	(0.50)	10.14	3.16%		52,008	0.98%	0.13%	1.75%
12/31/13	11.83	0.13	(1.16)	(1.03)	(0.18)	(0.30)	(0.48)	10.32	(8.95%	)	53,902	1.02%	0.17%	1.20%
12/31/12	11.53	0.29	0.47	0.76	(0.35)	(0.11)	(0.46)	11.83	6.65%		65,419	1.06%	0.21%	2.44%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	41%	50%	67%	57%	31%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

–  102  –

MML MANAGED BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$12.31	$0.33	$0.02	$0.35	$(0.36)	$(0.06)	$(0.42)	$12.24	2.75%		$941,621	0.39%	2.61%
12/31/15	12.82	0.33	(0.43)	(0.10)	(0.36)	(0.05)	(0.41)	12.31	(0.75%	)	976,932	0.39%	2.59%
12/31/14	12.44	0.32	0.47	0.79	(0.41)	-	(0.41)	12.82	6.46%		1,218,504	0.39%	2.47%
12/31/13	13.20	0.31	(0.52)	(0.21)	(0.40)	(0.15)	(0.55)	12.44	(1.64%	)	1,123,545	0.39%	2.46%
12/31/12	12.99	0.35	0.38	0.73	(0.38)	(0.14)	(0.52)	13.20	5.77%		1,027,945	0.40%	2.66%
Service Class
12/31/16	$12.29	$0.29	$0.03	$0.32	$(0.33)	$(0.06)	$(0.39)	$12.22	2.49%		$260,735	0.64%	2.36%
12/31/15	12.80	0.30	(0.43)	(0.13)	(0.33)	(0.05)	(0.38)	12.29	(1.00%	)	245,418	0.64%	2.36%
12/31/14	12.42	0.28	0.48	0.76	(0.38)	-	(0.38)	12.80	6.19%		217,495	0.64%	2.22%
12/31/13	13.18	0.28	(0.52)	(0.24)	(0.37)	(0.15)	(0.52)	12.42	(1.88%	)	178,346	0.64%	2.21%
12/31/12	12.97	0.32	0.38	0.70	(0.35)	(0.14)	(0.49)	13.18	5.51%		149,124	0.65%	2.40%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	314%	358%	368%	313%	279%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown

–  103  –

MML SHORT-DURATION BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$9.70	$0.18	$0.09	$0.27	$(0.22)	$-	$(0.22)	$9.75	2.80%	$203,294	0.56%	0.55%		1.84%
12/31/15	9.84	0.17	(0.08)	0.09	(0.23)	-	(0.23)	9.70	0.93%	155,210	0.55%	0.55%	[k]	1.73%
12/31/14	9.94	0.15	(0.01)	0.14	(0.24)	(0.00)[d]	(0.24)	9.84	1.46%	166,438	0.55%	0.55%	[k]	1.50%
12/31/13	10.10	0.14	(0.05)	0.09	(0.20)	(0.05)	(0.25)	9.94	0.89%	195,279	0.55%	0.55%	[k]	1.38%
12/31/12	10.25	0.16	0.14	0.30	(0.20)	(0.25)	(0.45)	10.10	3.00%	166,054	0.58%	0.55%		1.58%
Service Class I
12/31/16	$9.69	$0.16	$0.09	$0.25	$(0.20)	$-	$(0.20)	$9.74	2.55%	$31,787	0.81%	0.80%		1.60%
12/31/15	9.83	0.15	(0.08)	0.07	(0.21)	-	(0.21)	9.69	0.68%	24,101	0.80%	0.80%	[k]	1.48%
12/31/14	9.94	0.12	(0.01)	0.11	(0.22)	(0.00)[d]	(0.22)	9.83	1.11%	24,288	0.80%	0.80%	[k]	1.26%
12/31/13	10.09	0.11	(0.03)	0.08	(0.18)	(0.05)	(0.23)	9.94	0.74%	21,697	0.80%	0.80%	[k]	1.13%
12/31/12	10.24	0.14	0.14	0.28	(0.18)	(0.25)	(0.43)	10.09	2.77%	20,825	0.83%	0.80%		1.35%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	96%	51%	86%	114%	322%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  104  –

MML SMALL CAP EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/16	$8.27	$0.10	$1.37	$1.47	$(0.09)	$(0.20)	$(0.29)	$9.45	18.21%	$97,747	0.72%	1.21%
12/31/15	10.64	0.09	(0.73)	(0.64)	(0.09)	(1.64)	(1.73)	8.27	(5.63%)	89,557	0.71%	0.89%
12/31/14	10.97	0.13	1.11	1.24	(0.11)	(1.46)	(1.57)	10.64	12.16%	104,745	0.70%	1.19%
12/31/13	8.82	0.09	3.39	3.48	(0.11)	(1.22)	(1.33)	10.97	41.02%	104,147	0.72%	0.86%
12/31/12	7.57	0.09	1.29	1.38	-	(0.13)	(0.13)	8.82	18.39%	82,675	0.82%	1.09%
Service Class
12/31/16	$8.15	$0.08	$1.35	$1.43	$(0.07)	$(0.20)	$(0.27)	$9.31	17.92%	$13,279	0.97%	0.96%
12/31/15	10.52	0.06	(0.72)	(0.66)	(0.07)	(1.64)	(1.71)	8.15	(5.87%)	11,155	0.96%	0.67%
12/31/14	10.87	0.10	1.10	1.20	(0.09)	(1.46)	(1.55)	10.52	11.88%	9,916	0.95%	0.94%
12/31/13	8.76	0.06	3.36	3.42	(0.09)	(1.22)	(1.31)	10.87	40.67%	7,674	0.97%	0.63%
12/31/12	7.53	0.08	1.28	1.36	-	(0.13)	(0.13)	8.76	18.09%	4,545	1.07%	0.96%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	63%	40%	65%	65%	92%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  105  –

MML SPECIAL SITUATIONS FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/16	$8.43	$0.04	$1.30	$1.34	$(0.04)	$(0.02)	$(0.06)	$9.71	15.84%		$19,441	0.93%		0.80%		0.43%
12/31/15[g]	10.00	(0.00)[d]	(1.57)	(1.57)	-	(0.00)[d]	(0.00)[d]	8.43	(15.67%	)[b]	16,776	1.13%	[a]	0.80%	[a]	(0.07%	)[a]
Service Class I
12/31/16	$8.42	$0.02	$1.29	$1.31	$(0.03)	$(0.01)	$(0.04)	$9.69	15.54%		$359	1.18%		1.05%		0.18%
12/31/15[g]	10.00	(0.02)	(1.56)	(1.58)	-	-	-	8.42	(15.80%	)[b]	183	1.38%	[a]	1.05%	[a]	(0.30%	)[a]

	Year ended December 31, 2016	Period ended December 31, 2015[b]
Portfolio turnover rate	74%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  106  –

MML STRATEGIC EMERGING MARKETS FUND

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/16	$8.15	$0.02		$0.51	$0.53	$(0.04)	$(0.04)	$8.64	6.49%		$86,289	1.50%	1.40%	0.29%
12/31/15	9.63	0.03		(1.41)	(1.38)	(0.10)	(0.10)	8.15	(14.23%	)	84,356	1.60%	1.40%	0.34%
12/31/14	10.21	0.04		(0.59)	(0.55)	(0.03)	(0.03)	9.63	(5.41%	)	85,833	1.70%	1.40%	0.42%
12/31/13	10.91	0.08		(0.78)	(0.70)	-	-	10.21	(6.42%	)	91,651	1.56%	1.40%	0.82%
12/31/12	9.43	0.06		1.47	1.53	(0.05)	(0.05)	10.91	16.20%		46,830	1.63%	1.40%	0.56%
Service Class I
12/31/16	$8.17	$0.00	[d]	$0.51	$0.51	$(0.02)	$(0.02)	$8.66	6.24%		$9,913	1.75%	1.65%	0.03%
12/31/15	9.65	0.01		(1.41)	(1.40)	(0.08)	(0.08)	8.17	(14.46%	)	8,409	1.85%	1.65%	0.09%
12/31/14	10.23	0.01		(0.59)	(0.58)	(0.00)[d]	(0.00)[d]	9.65	(5.63%	)	9,120	1.95%	1.65%	0.14%
12/31/13	10.97	0.08		(0.82)	(0.74)	-	-	10.23	(6.75%	)	9,122	1.81%	1.65%	0.76%
12/31/12	9.48	0.03		1.48	1.51	(0.02)	(0.02)	10.97	15.91%		8,851	1.88%	1.65%	0.26%

	Year ended December 31
	2016	2015	2014	2013	2012
Portfolio turnover rate	32%	39%	44%	145%	62%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  107  –

MML U.S. GOVERNMENT MONEY MARKET FUND

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]
Initial Class
12/31/16	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$-	$(0.00)[d]	$1.00	0.11%		$166,136	0.54%	0.40%
12/31/15	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	167,900	0.52%	0.15%
12/31/14	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	252,701	0.51%	0.11%
12/31/13	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.00%	[e]	272,401	0.51%	0.14%
12/31/12	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	299,944	0.52%	0.16%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  108  –

Prior Performance for Similar Accounts

Similar account performance for DoubleLine is provided solely to illustrate DoubleLine’s performance in managing portfolios with investment objectives, policies, and investment strategies substantially similar to the Fund managed by DoubleLine. Performance shown is a composite of all such portfolios managed by DoubleLine, and without material client-imposed restrictions, including the performance of separately managed accounts, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of each of the Fund’s share classes (“Composite Performance”). The Composite Performance is provided solely to illustrate DoubleLine’s performance in managing such portfolios and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. While substantially similar to the Composite Performance, the Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. The Fund may not be fully invested at times, either as a result of cash flows into and out of the Fund or reserves of cash held by the Fund to meet redemptions and expenses, which may result in different Fund performance from similar account performance. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar charts are based on the expenses of the Fund’s Class II shares. Composite Performance is not indicative of future rates of return. The Composite Performance was prepared in accordance with the Global Investment Performance Standards (“GIPS”). This method of calculating performance differs from the SEC’s standardized methodology that is used to calculate the Fund’s performance and may result in an average annual total return that may be higher or lower than that derived from the SEC’s standardized methodology. Composite Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code to which the Fund is subject. The performance of separately managed accounts may have been adversely affected if they had been registered with the SEC. There is no assurance that the Fund’s performance would not have been lower had it been in operation during the periods for which Composite Performance information is shown.

MML Dynamic Bond Fund

DoubleLine

Prior Performance for Similar Accounts

The bar chart illustrates the variability of returns achieved by DoubleLine for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	3Q ’10,	5.11%	Lowest Quarter:	2Q ’13,	-	2.50%

DoubleLine

Average Annual Total Returns for Similar Accounts

(for the periods ended December 31, 2016)

The table compares DoubleLine’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to that of an index measuring the broad market over different time periods. The DoubleLine Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (06/02/10)
DoubleLine Composite
Class II	4.05%	3.48%	5.43%
Service Class I	3.79%	3.23%	5.18%

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	3.28%

–  109  –

Index Descriptions

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. It rolls up into other Bloomberg Barclay’s flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Bloomberg Barclays U.S. 1-3 Year Government Bond Index measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L). The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Citigroup 3-Month Treasury Bill Index measures the performance of the last three three-month Treasury bill month-end rates. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Custom Balanced Index comprises the S&P 500 and Bloomberg Barclays U.S. Aggregate Bond Indexes. The weightings of each index are 60% and 40%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not reflect any deduction for taxes and cannot be purchased directly by investors.

The MSCI Emerging Markets (EM) Index The index measures the performance of the large and mid cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for taxes and cannot be purchased directly by investors.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

–  110  –

MML SERIES INVESTMENT FUND II

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund II:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-21714.

MML SERIES INVESTMENT FUND II

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND II (“MML II TRUST”) DATED MAY 1, 2017, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF DECEMBER 31, 2016 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE MML II TRUST AT THE ABOVE ADDRESS.

THIS SAI RELATES TO THE FOLLOWING FUNDS:

•	MML ASSET MOMENTUM FUND

Class II

Service Class I

•	MML BLEND FUND

Initial Class

Service Class

•	MML DYNAMIC BOND FUND

Class II

Service Class I

•	MML EQUITY FUND

Initial Class

Service Class

•	MML EQUITY ROTATION FUND

Class II

Service Class I

•	MML HIGH YIELD FUND

Class II

Service Class I

•	MML INFLATION-PROTECTED AND INCOME FUND

Initial Class

Service Class

•	MML MANAGED BOND FUND

Initial Class

Service Class

•	MML SHORT-DURATION BOND FUND

Class II

Service Class I

•	MML SMALL CAP EQUITY FUND

Initial Class

Service Class

•	MML SPECIAL SITUATIONS FUND

Class II

Service Class I

•	MML STRATEGIC EMERGING MARKETS FUND

Class II

Service Class I

•	MML U.S. GOVERNMENT MONEY MARKET FUND

Initial Class

Service Class

DATED MAY 1, 2017

GENERAL INFORMATION

MML Series Investment Fund II (“MML II Trust”) is an open-end management investment company having separate investment portfolios. This Statement of Additional Information (“SAI”) provides information regarding the following 11 diversified investment portfolios: MML Blend Fund (“MML Blend”), MML Dynamic Bond Fund (“MML Dynamic Bond”), MML Equity Fund (“MML Equity”), MML Equity Rotation Fund (“MML Equity Rotation”), MML High Yield Fund (“MML High Yield”), MML Inflation-Protected and Income Fund (“MML Inflation-Protected and Income”), MML Managed Bond Fund (“MML Managed Bond”), MML Short-Duration Bond Fund (“MML Short-Duration Bond”), MML Small Cap Equity Fund (“MML Small Cap Equity”), MML Strategic Emerging Markets Fund (“MML Strategic Emerging Markets”), and MML U.S. Government Money Market Fund (“MML U.S. Government Money Market”); and two non-diversified investment portfolios: MML Asset Momentum Fund (“MML Asset Momentum”) and MML Special Situations Fund (“MML Special Situations”) (collectively, the “Funds” of MML II Trust). Each Fund has its own investment objective and policies and is designed to meet different investment needs.

MML II Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time (the “Declaration of Trust”). MML II Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by its life insurance company subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds are offered solely to separate investment accounts established by MassMutual, its life insurance company subsidiaries, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund (“MML Trust”), an open-end management investment company.

MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which Barings LLC (formerly known as Babson Capital Management LLC) (“Barings”) manages the investment of the assets of MML Asset Momentum, MML Blend, MML Equity Rotation, MML High Yield, MML Inflation-Protected and Income, MML Managed Bond, MML U.S. Government Money Market, MML Short-Duration Bond, and MML Special Situations. MML Advisers has entered into an investment subadvisory agreement pursuant to which DoubleLine Capital LP (“DoubleLine”) manages the investment of the assets of MML Dynamic Bond. MML Advisers has an investment subadvisory agreement with Loomis, Sayles & Company, L.P. (“Loomis Sayles”) whereby Loomis Sayles has agreed to manage a portion of the assets of MML Equity. MML Advisers has entered into investment subadvisory agreements pursuant to which OppenheimerFunds, Inc. (“OFI”) manages the investment of the assets of MML Small Cap Equity, MML Strategic Emerging Markets, and a portion of the assets of MML Equity. MML Advisers, Barings, DoubleLine, Loomis Sayles, and OFI are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. Barings and OFI are indirect subsidiaries of MassMutual.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of MML II Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

MML U.S. Government Money Market

For so long as MML U.S. Government Money Market values its portfolio instruments on the basis of amortized cost (see “Purchase, Redemption and Pricing of Securities Being Offered”), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. MML U.S. Government Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, generally must purchase instruments having remaining maturities of thirteen months (generally 397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

The high quality debt instruments in which MML U.S. Government Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. An investment in MML U.S. Government Money Market is not without risk. If MML U.S. Government Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML U.S. Government Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances.

Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund’s investment adviser and subadviser believe that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the MML U.S. Government Money Market’s investment restrictions limit the percentage of the Fund’s assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Asset-Based Securities

A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.

Bank Capital Securities

A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.

Below Investment Grade Debt Securities

A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)

Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of below investment grade debt securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The SEC has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash and Short-Term Debt Securities

Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.

Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-, or variable-interest rates.

The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments. The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Cyber Security

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodians, and transfer agents) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, a subadviser, a custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Funds and their service providers have established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings

The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g. common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.

Derivatives

General. Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.

Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract frequently has no margin requirement, and no commissions are charged for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.

Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements. A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchant or broker and clearing organizations involved in the transaction.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.

Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Swaps. Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks. Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate, index, and credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options. A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than

(in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the

Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options. A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.

A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

A Fund may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.

A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments

A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities.    Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board. The policies may be changed by the Board without obtaining shareholder approval. MML II Trust’s current non-fundamental policies are the following (but do not apply to MML Asset Momentum, MML Dynamic Bond, MML Equity Rotation, and MML Special Situations):

1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts; and

2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.

Distressed Securities are subject to greater credit and liquidity risks than other types of loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•

Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•

The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange Traded Notes (ETNs)

ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.

A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

MML Inflation-Protected and Income and MML Managed Bond are permitted to invest in foreign securities, but generally intend to make such investments only if: (i) such securities are U.S. dollar-denominated; or (ii) if such securities are not U.S. dollar-denominated, the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets (5% of its total assets in the case of MML U.S. Government Money Market) in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid- year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund so to qualify.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies, or instrumentalities or any other person or entity.

CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.

CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

A Fund may, for example, invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another investment company in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a stockholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

If a Fund invests in another investment company, it is exposed to the risk that the other investment company will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment company. In addition, lack of liquidity in the other investment company could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. The investment policies and limitations of the other investment company may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment company. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to an investment company in which the Fund may invest, leading to potential conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment company. Investment by a Fund in another investment company may be beneficial to its investment adviser or subadviser in the management of the other investment company, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser may have an incentive to invest the Fund’s assets in an investment company sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such an investment company over an investment company sponsored or managed by others. Similarly, a Fund’s investment adviser or subadviser may have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.

Portfolio Turnover

Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Portfolio Transactions and Brokerage” section in this SAI for additional information.

Real Estate-Related Investments; Real Estate Investment Trusts

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage

REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements and Treasury Rolls

A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.

Securities Lending

Each Fund, with the exception of MML U.S. Government Money Market, may lend its portfolio securities. Each Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund (10% for MML Managed Bond). The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.

A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter. In addition, the MML U.S. Government Money Market files its portfolio holdings with the SEC for each month on Form N-MFP2 no later than the fifth business day after the end of the applicable month. The information in Form N-MFP2 is immediately made publicly available by the SEC after it has been filed.

The Funds’ (other than MML U.S. Government Money Market) most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. As required by Rule 2a-7 under the 1940 Act, MML U.S. Government Money Market’s monthly portfolio holdings and certain other information about the Fund, including its dollar-weighted average maturity and dollar-weighted average life, are available on http://www.massmutual.com/funds within five business days after the end of each month. Such information will generally be available for viewing for at least six months after the posting.

A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadvisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MML Advisers, or any of the Funds’ subadvisers, providers of portfolio analysis tools, and any pricing services employed by the Funds. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.

The Funds, the Funds’ investment adviser, or the Funds’ subadvisers may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:

(1) with the exception of MML Asset Momentum and MML Special Situations, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)	There is no limitation for securities issued by other investment companies.

With respect to limitation (7)(b) above, it is the position of the SEC staff that certificates of deposit and bankers’ acceptances will be limited to those issued by domestic banks with only two exceptions. A foreign branch of a domestic bank may qualify if the Fund can demonstrate that the security presents the same risks as a comparable domestic security. A United States branch of a foreign bank also may be acceptable if it can be shown that the foreign bank is subject to the same regulation as U.S. banks.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)	to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)	sell securities short, but reserves the right to sell securities short against the box.

(3)	invest more than 15% of its net assets in illiquid securities (5% of its total assets in the case of MML U.S. Government Money Market). This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the investment adviser or subadviser pursuant to Board approved guidelines.

(4)	to the extent that shares of the Fund are purchased or otherwise acquired by other series of MML II Trust or other series of registered open-end investment companies in MML II Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities (5% of its total assets in the case of MML U.S. Government Money Market), it would take appropriate orderly steps, as deemed necessary, to protect liquidity.

FINANCIAL SUPPORT PROVIDED TO MONEY MARKET FUND

On April 25, 2016, MML U.S. Government Money Market (formerly known as MML Money Market Fund) received a one-time capital contribution of $176,275.52 from the Fund’s sponsor, MassMutual. The Fund was required to disclose additional information about this event on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

MANAGEMENT OF MML II TRUST

MML II Trust has a Board comprised of seven Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of MML II Trust. The Board is generally responsible for the management and oversight of the business and affairs of MML II Trust. The Trustees formulate the general policies of MML II Trust and the Funds, approve contracts, and authorize MML II Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of MML II Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and Barings, DoubleLine, Loomis Sayles, and OFI may be considered part of the management of MML II Trust. The Trustees and principal officers of MML II Trust are listed below together with information on their positions with MML II Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairperson of MML II Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and MML II Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the four standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of MML II Trust.

Independent Trustees

Allan W. Blair	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 68
Trustee since 2012
Trustee of 93 portfolios in fund complex

Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 58
Trustee since 2005; Chairperson (2006-2012)
Trustee of 93 portfolios in fund complex

Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company).

Maria D. Furman	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 63
Trustee since 2005
Trustee of 93 portfolios in fund complex

Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr.	Chairperson and Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 70
Chairperson since 2016
Trustee since 2012
Trustee of 93 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 66
Trustee since 2005
Trustee of 93 portfolios in fund complex

Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company).

Susan B. Sweeney	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 64
Trustee since 2012
Trustee of 95 portfolios in fund complex[1]

Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustee

Robert E. Joyal[2]	Trustee of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 72
Trustee since 2012
Trustee of 95 portfolios in fund complex[1]

Retired; Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

1	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Barings LLC, an affiliate of MML Advisers.
2	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

Principal Officers

Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Age: 50 Officer since 2005 Officer of 93 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of MML II Trust

Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).

Brian K. Haendiges	President of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 56
Officer since 2014
Officer of 93 portfolios in fund complex

Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010- 2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company).

Renee Hitchcock	Chief Financial Officer and Treasurer of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 46
Officer since 2007
Officer of 93 portfolios in fund complex

Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company).

Douglas Steele	Vice President of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 41
Officer since 2016
Officer of 93 portfolios in fund complex

Head of Investment Due Diligence (since 2016), MML Advisers; Assistant Vice President (since 2013), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 52
Officer since 2007
Officer of 93 portfolios in fund complex

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).

Eric H. Wietsma	Vice President of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 50
Officer since 2006
Officer of 93 portfolios in fund complex

Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).

Tina Wilson	Vice President of MML II Trust
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
Age: 46
Officer since 2016
Officer of 93 portfolios in fund complex

Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company).

Each Trustee of MML II Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each officer and the Chairperson shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair—As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Nabil N. El-Hage—As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Maria D. Furman—As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.

R. Alan Hunter, Jr.—As the former and current chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.

C. Ann Merrifield—As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for two life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The full Board met five times during 2016.

Audit Committee.    MML II Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of MML II Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage, and Msses. Furman, Merrifield, and Sweeney, oversees MML II Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of MML II Trust’s financial statements and the independent audit thereof; evaluates the independence of MML II Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between MML II Trust’s independent registered public accounting firm and the full Board; and provides immediate access for MML II Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During 2016, the Audit Committee met three times.

Nominating Committee.    MML II Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of MML II Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. During 2016, the Nominating Committee met once. The Nominating Committee (a) identifies individuals qualified to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; (e) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (f) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; and (g) annually reviews the compensation of the Independent Trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of MML II Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of MML II Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of MML II Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to MML II Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of MML II Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of MML II Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of MML II Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to MML II Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to MML II Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    MML II Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of MML II Trust. During 2016, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of MML II Trust’s investment management agreements and subadvisory agreements.

Governance Committee.    MML II Trust has a Governance Committee, whose members are Messrs. Blair and Joyal and Msses. Furman and Merrifield. During 2016, the Governance Committee met once. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts, and (iii) to consider the retirement policies of the Board.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of MML II Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of MML II Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2016.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in MML II Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski[1]	None	None

(1)	Resigned as of February 1, 2017.

The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2016, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Mr. Hunter, over $100,000; Ms. Merrifield, None; Ms. Sweeney, None; Mr. Joyal, over $100,000; and Ms. Sarsynski, over $100,000.

As of April 1, 2017, the Trustees and officers of MML II Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of MML II Trust, as of December 31, 2016, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2017, MML II Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $4,000 per quarter plus a fee of $600 per in-person meeting attended plus a fee of $600 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Nominating Committee and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, MML II Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from MML II Trust.

During 2016, MML II Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $3,750 per quarter plus a fee of $600 per in-person meeting attended plus a fee of $600 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Nominating Committee and the Governance Committee were paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, MML II Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from MML II Trust.

The following table discloses actual compensation paid to Trustees of MML II Trust during the 2016 fiscal year. MML II Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to January 1, 2012, plus interest, to be credited at a rate of interest equal to that of the U.S. Corporate Bond Index as of January 1, 2012, to be reset every two years. Amounts deferred after January 1, 2012, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from MML II Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from MML II Trust and Fund Complex Paid to Trustees
Allan W. Blair	$19,620	N/A	$196,200
Nabil N. El-Hage	N/A	$31,361	$308,703
Maria D. Furman	N/A	$30,518	$233,041
R. Alan Hunter, Jr.	$27,000	N/A	$325,130
Robert E. Joyal	N/A	$26,260	$374,881
C. Ann Merrifield	$19,620	N/A	$196,200
Elaine A. Sarsynski[1,2]	$0	$0	$0
Susan B. Sweeney	$19,800	N/A	$300,000

(1)	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.
(2)	Resigned as of February 1, 2017.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual, MML Bay State, C.M. Life, and the MML Allocation Funds were the record owners of all of the outstanding shares of each series of MML II Trust as of April 1, 2017 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of MML II Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of MML II Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111. The address of the MML Allocation Funds is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS

Investment Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with MML II Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of MML II Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”). MassMutual served as the Funds’ investment adviser pursuant to the Advisory Agreements prior to April 1, 2014.

The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.

MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500® Index Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MM S&P® Mid Cap Index Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MM Select Bond and Income Asset Fund, MM Select Equity Asset Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, MassMutual RetireSMARTSM 2055 Fund, MassMutual RetireSMARTSM 2060 Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, and MassMutual

RetireSMARTSM Growth Fund, which are series of MassMutual Select Funds, an open-end management investment company; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Total Return Bond Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds® Growth Fund, MML American Funds® International Fund, and MML American Funds Core Allocation Fund, which are series of MML Trust; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

MML II Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund
MML Asset Momentum	0.60% on the first $500 million; and 0.55% on assets over $500 million

MML Blend	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on assets over $500 million

MML Dynamic Bond	0.40% on the first $1 billion; and 0.35% on assets over $1 billion

MML Equity	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on assets over $500 million

MML Equity Rotation	0.45% on the first $500 million; and 0.40% on assets over $500 million

MML High Yield	0.60% on the first $300 million; and
0.575% on assets over $300 million

MML Inflation-Protected and Income	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on assets over $500 million

MML Managed Bond	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on assets over $500 million

Fund
MML Short-Duration Bond	0.35% on the first $300 million; and
0.30% on assets over $300 million

MML Small Cap Equity	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on assets over $500 million

MML Special Situations	0.60% on the first $500 million; and 0.55% on assets over $500 million

MML Strategic Emerging Markets	1.05% on the first $500 million; and
1.00% on assets over $500 million

MML U.S. Government Money Market	0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on assets over $500 million

Affiliated Subadvisers

MML Advisers has entered into Subadvisory Agreements with Barings, a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. Barings is located at 1500 Main Street, Springfield, Massachusetts 01115, 470 Atlantic Avenue, Boston, Massachusetts 02210, and 550 S. Tryon Street, Charlotte, North Carolina 28202. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

MML Asset Momentum	0.475%

MML Blend	0.13% (Core Equity Segment)
0.09% (Money Market and Core Bond Segments)

MML Equity Rotation	0.30%

MML High Yield	0.20%

MML Inflation-Protected and Income	0.08%

MML Managed Bond	0.10%

MML Short-Duration Bond	0.08%

MML Special Situations	0.45%

MML U.S. Government Money Market	0.05%

MML Advisers has entered into Subadvisory Agreements with OFI, a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of MML Small Cap Equity and MML Strategic Emerging Markets. OFI is located at 225 Liberty Street, New York, New York 10281. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

MML Small Cap Equity	0.25%
MML Strategic Emerging Markets	0.70%

MML Advisers has also entered into an investment subadvisory agreement with OFI, pursuant to which OFI serves as one of the subadvisers to MML Equity. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

MML Equity	0.23%

Unaffiliated Subadvisers

MML Advisers has entered into a Subadvisory Agreement with DoubleLine, pursuant to which DoubleLine manages the investment and reinvestment of the assets of MML Dynamic Bond. DoubleLine is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine. DoubleLine receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the Fund.

MML Advisers has entered into a Subadvisory Agreement with Loomis Sayles, pursuant to which Loomis Sayles serves as one of the subadvisers to MML Equity. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111 and is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that Loomis Sayles manages.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.

Administrator and Sub-Administrators

Except for the Advisory Agreements with respect to MML Asset Momentum, MML Dynamic Bond, MML Equity Rotation, MML High Yield, MML Short-Duration Bond, MML Special Situations, and MML Strategic Emerging Markets, the Advisory Agreements provide that MML Advisers will perform administrative functions relating to the Funds. With respect to each of the Funds, each of MML II Trust and MML Advisers agrees to bear its own expenses, except as otherwise agreed by the parties. Until December 15, 2011, MassMutual bore all expenses of MML Managed Bond except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Fund; (4) fees and expenses of Trustees of MML II Trust who are not interested persons, as described in the 1940 Act or advisers of MML II Trust; and (5) fees of the Fund’s independent certified public accountants, pursuant to MML Managed Bond’s previous Advisory Agreement (the “Previous Advisory Agreement”). Effective December 15, 2011, MassMutual, and now MML Advisers, agreed to continue to pay expenses of MML Managed Bond on the same basis as if the Previous Advisory Agreement were still in effect (other than distribution expenses and any allocable portion of the expenses attributable to the Chief Compliance Officer) for a period of at least three years. The expense limitation agreement can only be amended or terminated after that period upon approval of a majority of the independent Trustees. MML Advisers provides administrative and shareholder services to MML Asset Momentum, MML Dynamic Bond, MML Equity Rotation, MML High Yield, MML Short-Duration Bond, MML Special Situations, and MML Strategic Emerging Markets under an Amended and Restated Administrative and Shareholder Services Agreement pursuant to which MML Advisers is obligated to provide all necessary administrative and shareholder services and to bear some Fund specific expenses. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Amended and Restated Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services to all of the Funds. With the exception of MML Asset Momentum, MML Dynamic Bond, MML Equity Rotation, and MML Special Situations, which did not commence operations until May 15, 2015, MassMutual served as the Funds’ administrator pursuant to the Advisory Agreements or Administrative and Shareholder Services Agreements with each Fund, as applicable, prior to April 1, 2014.

In addition to the services described above, MML Advisers has contracted with MassMutual to perform the function of transfer agent for the Funds.

MML II Trust, on behalf of the following Funds, pays MML Advisers an administrative and shareholder services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

Fund	Class II	Service Class I
MML Asset Momentum	0.15%	0.15%
MML Dynamic Bond	0.15%	0.15%
MML Equity Rotation	0.15%	0.15%
MML High Yield	0.15%	0.15%
MML Short-Duration Bond	0.15%	0.15%
MML Special Situations	0.15%	0.15%
MML Strategic Emerging Markets	0.15%	0.15%

Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative and Shareholder Services Agreements described above, for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014, the amount of Advisory fees paid by each Fund, the amount of Subadvisory fees paid by each Fund, the amount of any Advisory fees waived by MML Advisers and/or MassMutual, the amount of Administrative and Shareholder Services fees paid by the applicable Funds, and the amount of any fees reimbursed by MML Advisers and/or MassMutual are as follows:

	Year Ended December 31, 2016
	Advisory Fees Paid	Subadvisory Fees Paid		Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Asset Momentum[1]	$119,798	$94,873		$—	$29,949	$(33,338)
MML Blend	2,637,390	735,033		—	—	—
MML Dynamic Bond[2]	1,666,191	1,019,990		—	624,822	—
MML Equity	3,111,354	1,673,017	[3]	—	—	—
MML Equity Rotation[4]	92,472	61,677		—	30,824	(22,552)
MML High Yield[5]	860,133	280,725		(143,355)	215,033	—
MML Inflation-Protected and Income	2,344,459	342,819		—	—	—
MML Managed Bond	4,772,792	1,235,053		—	—	—
MML Short-Duration Bond[6]	661,675	150,963		—	283,575	(16,562)
MML Small Cap Equity	651,664	251,149		—	—	—
MML Special Situations[1]	107,389	80,575		—	26,847	(23,872)

	Year Ended December 31, 2016
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Strategic Emerging Markets[7]	$980,544	$618,532	$(22,310)	$140,077	$(67,106)
MML U.S. Government Money Market[8]	794,403	82,709	—	—	(220,459)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80% and 1.05% for Class II and Service Class I shares, respectively.

[2]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60% and 0.85% for Class II and Service Class I shares, respectively.

[3]	$999,740 paid to OFI and $673,277 paid to Loomis Sayles.
[4]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65% and 0.90% for Class II and Service Class I shares, respectively.

[5]	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of the advisory fee through December 31, 2016.
[6]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55% and 0.80% for Class II and Service Class I shares, respectively.

[7]

The expenses in the above table reflect (i) an agreement by MML Advisers to voluntarily waive 0.04% of the advisory fee, and (ii) a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2016, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.40% and 1.65% for Class II and Service Class I shares, respectively.

[8]

MML Advisers agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%.

	Year Ended December 31, 2015
	Advisory Fees Paid	Subadvisory Fees Paid		Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Asset Momentum[1]	$73,509	$58,181		$—	$18,377	$(55,056)
MML Blend	2,772,599	768,062		—	—	—
MML Dynamic Bond[2]	1,016,538	620,539		—	381,202	(24,883)
MML Equity	3,333,975	1,807,862	[3]	—	—	—
MML Equity Rotation[4]	56,092	37,391		—	18,698	(38,714)

	Year Ended December 31, 2015
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML High Yield[5]	$870,128	$282,350	$(145,021)	$217,532	$(21,305)
MML Inflation-Protected and Income	2,466,294	361,295	—	—	—
MML Managed Bond	5,126,101	1,335,432	—	—	—
MML Short-Duration Bond[6]	681,083	147,863	—	247,324	(4,997)
MML Small Cap Equity	711,231	275,432	—	—	—
MML Special Situations[1]	70,392	52,757	—	17,598	(38,810)
MML Strategic Emerging Markets[7]	1,044,040	654,001	—	183,049	(194,038)
MML U.S. Government Money Market[8]	915,183	96,015	—	—	(715,357)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80% and 1.05% for Class II and Service Class I shares, respectively.

[2]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60% and 0.85% for Class II and Service Class I shares, respectively.

[3]	$1,077,692 paid to OFI and $730,170 paid to Loomis Sayles.
[4]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65% and 0.90% for Class II and Service Class I shares, respectively.

[5]

The expenses in the above table reflect a written agreement by MML Advisers to (i) waive 0.10% of the advisory fee through December 31, 2015, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through April 30, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.69% and 0.94% for Class II and Service Class I shares, respectively.

[6]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55% and 0.80% for Class II and Service Class I shares, respectively.

[7]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2015, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.40% and 1.65% for Class II and Service Class I shares, respectively.

[8]

MML Advisers agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund's other expenses in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%.

	Year Ended December 31, 2014
	Advisory Fees Paid	Subadvisory Fees Paid		Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
MML Blend	$2,811,586	$779,228		$—	$—	$—
MML Equity	3,365,586	1,820,785	[5]	—	—	—
MML High Yield[1]	936,040	300,722		(156,007)	234,011	(60,676)
MML Inflation-Protected and Income	2,182,881	315,723		—	—	—
MML Managed Bond	5,192,205	1,355,319		—	—	—
MML Short-Duration Bond[2]	812,846	162,045		—	203,211	(8,522)
MML Small/Mid Cap Equity	714,957	277,086		—	—	—
MML Strategic Emerging Markets[3]	1,075,482	677,863		—	256,067	(308,786)
MML U.S. Government Money Market[4]	1,222,672	130,271		—	—	(1,035,116)

[1]

The expenses in the above table reflect a written agreement by MML Advisers to (i) waive 0.10% of the advisory fee through December 31, 2014, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.69% and 0.94% for Class II and Service Class I shares, respectively.

[2]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55% and 0.80% for Class II and Service Class I shares, respectively.

[3]

The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through December 31, 2014, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.40% and 1.65% for Class II and Service Class I shares, respectively.

[4]

MML Advisers agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund's other expenses in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%.

[5]	$988,297 paid to OFI and $832,488 paid to Loomis Sayles.

Other service providers of the Funds are as follows:

•

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, the independent registered public accounting firm for each of the Funds, provides audit and related services, tax return review, and assistance in connection with various SEC filings.

•

State Street, located at 1 Iron Street, Boston, Massachusetts 02210, acts as custodian and subadministrator for each of the Fund’s investments. As custodian, State Street has custody of each Fund’s securities and maintains certain financial and accounting books and records. As custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of these Funds.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with MML II Trust dated as of August 15, 2008 (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.

The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Distribution and Services Plan.

MML Advisers or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of MML II Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

SERVICE CLASS AND SERVICE CLASS I DISTRIBUTION AND SERVICES PLAN

MML II Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of MML II Trust, including a majority of the Trustees who are not interested persons of MML II Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on June 27, 2008 for the Service Class and Service Class I shares of the Funds.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which Service Class and Service Class I shareholders may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.

The Plan is a compensation plan, authorizing payments to the Distributor up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Distributor may use all or a portion of the distribution and service fee to pay investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. All payments under the Plan are made by the Funds to the Distributor, which, in turn, pays out all of the amounts it receives. The Distributor pays a portion of the amounts it receives to MassMutual, which is used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion is paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds. All payments under the Plan are made directly to MassMutual, which disburses or retains amounts from those payments solely at the instruction of the Distributor.

The following tables disclose the 12b-1 fees paid in the fiscal year ending December 31, 2016 by MML II Trust under its 12b-1 plans for Service Class and Service Class I shares of the Funds:

	Service Class 12b-1 Servicing Fees	Service Class 12b-1 Distribution Fees
MML Blend	$128,396	—
MML Equity	$179,475	—
MML Inflation-Protected and Income	$121,491	—
MML Managed Bond	$637,351	—
MML Small Cap Equity	$28,602	—
MML U.S. Government Money Market[1]	—	—

	Service Class I 12b-1 Servicing Fees	Service Class I 12b-1 Distribution Fees
MML Asset Momentum	$1,485	—
MML Dynamic Bond	$4,582	—
MML Equity Rotation	$708	—
MML High Yield	$68,732	—
MML Short-Duration Bond	$69,454	—
MML Special Situations	$690	—
MML Strategic Emerging Markets	$23,326	—

[1]	Service Class shares of the Fund were not available.

CODES OF ETHICS

MML II Trust, MML Advisers, the Distributor, Barings, DoubleLine, Loomis Sayles, and OFI have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to MML II Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Brokerage and research services provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of MML II Trust. The investment advisers or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment advisers or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that MML II Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent MML II Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by MML II Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both MML II Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to MML II Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014.

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
MML Asset Momentum[1]	$15,568	$20,242	N/A
MML Blend	$357,589	$418,667	$286,715
MML Equity	$483,169	$353,934	$377,772
MML Equity Rotation[1]	$16,245	$7,538	N/A
MML Inflation-Protected and Income	$12,960	$14,448	$15,162
MML Managed Bond	$65,995	$168,099	$60,386
MML Short-Duration Bond	$17,159	$18,613	$11,112
MML Small Cap Equity	$108,679	$92,994	$106,899
MML Special Situations[1]	$17,362	$22,940	N/A
MML Strategic Emerging Markets	$75,683	$114,118	$111,753

[1]	Commenced operations on May 15, 2015.

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2016, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Year ended December 31, 2016			Year ended December 31, 2015	Year ended December 31, 2014
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Jefferies and Company
MML Equity[1]	$52,365	10.84%	14.25%	$27,590	$5,399
MML Small Cap Equity[1]	$6,585	6.06%	7.32%	$4,340	$4,512
MML Strategic Emerging Markets[1]	$3,317	4.38%	8.87%	$5,228	$3,761

[1]	Includes affiliated trading platforms of Jefferies and Company.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended December 31, 2016 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended December 31, 2016 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commissions
MML Blend	$958,330,617	$160,714
MML Equity	$723,191,509	$471,452
MML Equity Rotation	$2,224,676	$1,232
MML Small Cap Equity	$111,148,233	$99,882
MML Special Situations	$4,143,527	$1,888
MML Strategic Emerging Markets	$56,331,840	$70,648

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2016.

	Regular Broker or Dealer	Aggregate Value of Securities Held
MML Blend	JPMorgan Chase & Co.	$11,881,374
	Bank of America Corp.	8,073,739
	Citigroup, Inc.	7,137,900
	Wells Fargo & Co.	6,578,741
	The Goldman Sachs Group, Inc.	4,569,243
	State Street Corp.	635,439

		$38,876,436

MML Dynamic Bond	Bank of America Corp.	$20,934,033
	Citigroup, Inc.	12,230,109
	JPMorgan Chase & Co.	8,596,221
	Wells Fargo & Co.	8,370,691
	The Goldman Sachs Group, Inc.	6,062,154
	Credit Suisse Group	1,525,539
	State Street Corp.	647,431
	Fidelity	434,813
	Royal Bank of Canada	140,342

		$58,941,333

MML Equity	JPMorgan Chase & Co.	$35,270,779
	Bank of America Corp.	34,340,151
	Wells Fargo & Co.	9,837,631
	Citigroup, Inc.	8,138,879
	State Street Corp.	3,528,177

		$91,115,617

MML Equity Rotation	JPMorgan Chase & Co.	$483,224
	Citigroup, Inc.	481,383
	The Goldman Sachs Group, Inc.	287,340
	State Street Corp.	240,932
	Bank of America Corp.	154,700
	Wells Fargo & Co.	27,555

		$1,675,134

MML Inflation-Protected and Income	The Goldman Sachs Group, Inc.	$3,633,552
	Citigroup, Inc.	544,964
	Bank of America Corp.	425,576
	Credit Suisse Group	315,682
	JPMorgan Chase & Co.	72,995

		$4,992,769

	Regular Broker or Dealer	Aggregate Value of Securities Held
MML Managed Bond	JPMorgan Chase & Co.	$18,204,472
	Bank of America Corp.	14,655,605
	The Goldman Sachs Group, Inc.	7,601,660
	Wells Fargo & Co.	6,597,555
	Citigroup, Inc.	1,404,304

		$48,463,596

MML Short-Duration Bond	Bank of America Corp.	$3,566,060
	The Goldman Sachs Group, Inc.	2,319,496
	JPMorgan Chase & Co.	1,364,984
	Citigroup, Inc.	1,129,820
	Wells Fargo & Co.	604,082
	Credit Suisse Group	354,380

		$9,338,822

DESCRIPTION OF SHARES

MML II Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005, which was further amended and restated as of December 15, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 13 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. Each Fund is currently divided into two classes of shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).

The Declaration of Trust provides for the perpetual existence of MML II Trust. The Declaration of Trust, however, provides that MML II Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of MML II Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.

Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.

MML II Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that MML II Trust will hold a shareholders’ meeting as required by applicable law or regulation.

The separate investment accounts of variable life insurance policies and variable annuity contracts offered by companies such as MassMutual are the legal owners of each Fund’s shares. However, when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund II, 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of MML II Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of MML II Trust, which are binding only on the assets and property of MML II Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.

The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to MML II Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance policies and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, subadvisers, or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance policies or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance policies or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance policies, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Funds.

The Board follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for those policies and contracts.

PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED

Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML II Trust’s Board determines that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with the Funds’ Securities Pricing Procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. It is the intention of the Money Market Fund to maintain a stable NAV per share, although this cannot be assured. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities

(1)	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Board may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.

The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.

MML U.S. Government Money Market

MML U.S. Government Money Market’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value. Amortized cost involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML U.S. Government Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML U.S. Government Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML U.S. Government Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML U.S. Government Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML U.S. Government Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML U.S. Government Money Market’s portfolio instruments based upon their amortized cost and the concomitant maintenance of a stable NAV per share is permitted in accordance with Rule 2a-7 under the 1940 Act.

The Board has established procedures designed to stabilize, to the extent reasonably possible, MML U.S. Government Money Market’s NAV per share as computed for the purpose of sales and redemptions. Such procedures include periodic review of MML U.S. Government Money Market’s portfolio holdings to determine the extent of any deviation between the NAV of MML U.S. Government Money Market calculated by using available market quotations and its NAV calculated using amortized cost, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations (which would likely differ from the Fund’s NAV calculated using amortized cost); or suspending redemptions and liquidating the Fund.

Since the net income of MML U.S. Government Money Market is declared as a dividend each time it is determined, the NAV per share of MML U.S. Government Money Market typically remains the same immediately after each determination and dividend declaration as before. Any increase in the value of a shareholder’s investment in MML U.S. Government Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML U.S. Government Money Market in the shareholder’s account, which increase is recorded promptly after the end of each calendar month.

For this purpose the net income of MML U.S. Government Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML U.S. Government Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its NAV per share or income for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML U.S. Government Money Market’s NAV per share were reduced, or were anticipated to be reduced, below its otherwise stable NAV per share, the Board might suspend further dividend payments until the NAV returned to the prior NAV. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

In addition, MML U.S. Government Money Market may, to the extent permitted by SEC rule, suspend redemptions prior to the liquidation of the Fund, if the Trustees determine that the deviation between the Fund’s amortized cost price per share and its current market-based NAV value per share may result in material dilution or other unfair results to investors or existing shareholders.

TAXATION

The following discussion of certain U.S. federal income tax consequences relevant to an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation relevant to an investment in the Funds.

Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life insurance policies and variable annuity contracts. See the applicable contract prospectus for a discussion of the special tax treatment of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe the tax aspects of an investment in the Funds to such shareholders.

Taxation of the Funds: In General

Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must, among other things:

1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below);

2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more QPTPs (as defined below); and

3. distribute in or with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year in a manner qualifying for the dividends-paid deduction.

For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements described in (2) above, outstanding voting securities of an issuer will include the equity securities of a QPTP. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s investments will depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirements.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends) in accordance with the timing requirements of the Code. As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the gross income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year,

(1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements, described below, that are applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid income tax at the Fund level and the non-deductible 4% excise tax on undistributed regulated investment company income. The 4% excise tax applies to the excess of the required distribution for a calendar year over the amount treated as distributed for that year. Generally, the required distribution equals 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31, if the Fund is permitted to elect and so elects) plus any income or gains from the prior year not previously distributed. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. The 4% excise tax generally does not apply to any regulated investment company whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension funds, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax.

Variable Contract Diversification Requirements

Each Fund intends to comply with the separate diversification requirements for variable annuity and variable life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account’s investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The regulations generally require a separate account’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the account’s total assets, no two investments represent more than 70% of the account’s total assets, no three investments represent more than 80% of the account’s total assets, and no four investments represent more than 90% of the account’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items, U.S. Government securities, and securities of other regulated investment companies.

It is expected that the separate accounts investing in a Fund will be able to look through to the assets of the Fund for purposes of meeting these diversification requirements. Each Fund therefore intends to comply with these requirements as though its assets were held directly by a separate account. If a Fund were to fail to comply with these requirements, contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity, endowment, or life insurance contracts under the Code and the contract holders generally would be subject to tax on all taxable distributions from a Fund, and on all sales, exchanges, or redemptions of shares in the Fund. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.

Investor Control

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad for this purpose.

The Funds have objectives and strategies that are not materially narrower than the investment strategies described in such IRS guidance, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners.

The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies and tax advisers, and should refer to the prospectus for the applicable contract, for more information concerning this investor control issue.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the treatment of the Funds, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

Certain Investments of the Funds

A Fund’s transactions in options, futures contracts, forward contracts, swap agreements, ETNs, other derivatives, and foreign currencies, as well as any of its hedging, short sale, securities loan, or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, the tax rules applicable to certain derivative instruments are uncertain, and an adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company, thus implicating a fund-level tax and the variable contract’s qualification for favorable tax treatment.

An investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation-indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

A Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

MLPs, if any, in which a Fund invests may qualify as QPTPs. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for regulated investment company qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification limits a Fund’s investments in one or more vehicles that are QPTPs to 25% of the Funds’ total assets as of the close of each quarter of the Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement. In such cases, a Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company, and could bear on its ability to so qualify.

Foreign Investments and Taxes

Investment income and gains received by a Fund from foreign securities may be subject to foreign income or other taxes, which will reduce the Fund’s yield on such securities and which may be imposed on a retroactive basis. The United States has entered into tax treaties with some foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where available. It is not possible to determine a Fund’s effective rate of foreign tax in advance.

Special U.S. tax considerations may also apply with respect to foreign investments by a Fund. Investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax on the Fund (including interest charges) that cannot be avoided by making distributions to Fund shareholders. To avoid the potential for such a tax to apply, a Fund may elect to mark to market its investment in a PFIC on the last day of each year. A Fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case the Fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from the PFIC. The market-to-market and qualified electing fund elections may cause a Fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

General Considerations

The rules regarding the taxation of the separate accounts of participating insurance companies that utilize the Funds as investment vehicles for variable life insurance policies and variable annuity contracts are complex. The foregoing is only a summary of certain material United States federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life insurance policies and variable annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

CERTAIN ACCOUNTING INFORMATION

When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to MML II Trust.

The audited financial statements of the Funds are set forth in MML II Trust’s Annual Reports as of December 31, 2016 and are incorporated herein by reference in reliance upon the reports of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. Copies of MML II Trust’s Annual Reports as of December 31, 2016 are available, without charge, upon request by calling 1-888-309-3539.

The name MML Series Investment Fund II is the designation of the Trustees under a Declaration of Trust dated February 8, 2005, as restated February 28, 2005 and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The obligations of MML II Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees, or agents of MML II Trust, but only the property of the relevant series of MML II Trust shall be bound.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s, and Fitch Ratings (“Fitch”) are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of MML II Trust (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUBADVISERS

1. The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2. The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3. The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4. The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.

III. THE FUNDS AND ADVISER

1. The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2. The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.

3. The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Fund of Funds for which it serves as investment adviser or in Special Situations.

4. Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Policy

Original Date of Policy:	October 2004
Compliance Subject Matter Expert:	Jessica Restivo, Jocelyn Hemingway (“Proxy Administrators”)
Entity:	Barings LLC (“Barings”)
Last Revision Date:	May 2016

Introduction

As an investment adviser, Barings has a fiduciary duty to vote proxies on behalf of their advisory clients (“Clients”). Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that Barings adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its Clients. The policies and procedures must:

•	Describe how Barings addresses material conflicts that may arise between Barings’ interests and those of its Clients;

•	Disclose to Clients how they may obtain information regarding how Barings voted with respect to their securities; and

•	Describe to Clients Barings’ proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Policy Statement

The purpose of this Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).

No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from a member of the Trading Practices Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.

Procedure

Standard Proxy Procedures

Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (“Research Provider”) to provide research and recommendations on proxies. Barings’ policy is to generally vote proxies in accordance with the recommendations of the Research Provider. In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Barings will vote in accordance with the Research Provider’s proxy voting guidelines (“Guidelines”). Guidelines may be amended periodically and are accessible on the Compliance Department’s home page of Barings’ intranet site. In circumstances where the Research Provider has not provided a recommendation nor has contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies, (i) against the Research Provider’s recommendations; or (ii) in instances where the Research Provider has not provided a recommendation, vote against the Guidelines. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Other Considerations

There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:

•	The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

•	Barings is not given enough time to process the vote (i.e. receives a meeting notice and proxy from the issuer too late to permit voting);

•	Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

•	Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale; or

•	The underlying securities have been lent out pursuant to a security lending program.

Administration of Proxy Voting

Barings has designated Proxy Administrators to ensure the responsibilities set forth in this Policy are satisfied.

Handling of Proxies

Proxy statements and ballots are typically routed directly to Barings’ proxy voting Service Provider. In the event that an Associate receives a proxy statement or ballot, the Associate should immediately forward to a Proxy Administrator who will record receipt of the proxy, route the materials for review, maintain a record of all action taken and process votes.

Voting of Proxies

Typically, Barings will vote all Client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendation or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Policy; or (ii) a Proxy Analyst determines that it is in the Clients’ best interests to vote against the Research Provider’s recommendation or Guidelines. In such events a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or a Proxy Administrator. If a Material Conflict is identified by a Proxy Analyst or Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve the Clients’ best interests.

Pre-vote communications with proxy-solicitors are prohibited. In the event that a pre-vote communication occurs, it should be reported to the Trading Practices Committee, Barings’ Chief Compliance Officer (“CCO”) and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the CCO and/or General Counsel, or the respective designees.

Oversight

Barings’ Trading Practices Committee is responsible for (i) at least annually, reviewing and recommending changes as needed to the Policy including but not limited to how proxies are processed, to ensure that the Policy serves its intended purpose; (ii) approving proxy voting forms as needed; and (iii) reviewing any proposed changes to disclosures.

New Account Procedures

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote as instructed.

Required Disclosures and Client Request for Information

Barings will include a summary of this Policy in its Form ADV Part 2A, as well as instructions as to how a Client may request a copy of this Policy and/or a record of how Barings voted the Client’s proxies . Requests will be directed to a Proxy Administrator, who will provide the information to the appropriate client service representative in order to respond to the Client in a timely manner.

Conflict	Resolution and Escalation Process

Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the Chief Compliance Officer or the Compliance Subject Matter Expert identified in this Policy. The Chief Compliance Officer or designee will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the Chief Compliance Officer may, as part of his/her review, discuss the matter with relevant business unit management, members of the Senior Management Team, governance committees or other parties (i.e. legal counsel, auditor, etc).

The Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the identified Compliance Subject Matter Expert or the Chief Compliance Officer.

Associated	Policies

•	Investment Management Agreements

Governing	Regulatory Statute

•	Rule 206(4)-6 of the Investment Advisers Act of 1940

•	Rule 204-2(c)(2) of the Investment Advisers Act of 1940

•	Rule 30b1-4 of the Investment Company Act of 1940

Books	and Records Retained

The table below identifies each Record that is required to be retained as it relates to this Policy. Records may be unique to the relevant jurisdiction or combined with records maintained by Barings LLC.

Description/ Requirement	Barings Record	Creator	Owner	Retention Period	Source

The Trading Practices Committee review of Policy, proxy activity, and approval of Proxy Voting Forms	Trading Practices Committee meeting materials	Proxy Administrator	Trading Practices Committee Chairperson	8 years	Investment Advisers Act of 1940, Rule 206(4)-6

Proxy statements, research, recommendations, and records of votes cast	Proxy Records	Service Provider or Proxy Administrator	Service Provider or Proxy Administrator	8 years	Investment Advisers Act of 1940, Rule 206(4)-6

Proxy Voting Forms (including supporting documentation used in deciding how to vote)y	Proxy Voting Forms	Proxy Administrator and/or Proxy Analyst	Proxy Administrator	8 years	Investment Advisers Act of 1940, Rule 206(4)-6

Client written requests for proxy voting information and responses thereto	Client Proxy Requests	Proxy Administrator	Proxy Administrator	8 years	Investment Advisers Act of 1940, Rule 204-2(c)(2)

Form N-PX, for proxies voted on behalf of an investment company for which Barings serves as investment adviser and is responsible for making such filing on behalf of its Clients	Form N-PX	Proxy Administrator	Legal Department	8 years	Investment Company Act of 1940, Rule 30b1-4

The Proxy Voting Policy, associated procedures and any amendments thereto	Proxy Voting Policy	Compliance Department	Compliance Department	8 years	Barings IA Compliance Manual Policy requirement

A copy of the Research Provider’s proxy voting guidelines	Research Provider’s Proxy Voting Guidelines	Research Provider	Proxy Administrator	8 years	Barings IA Compliance Manual Policy requirement

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I. Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II. Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III. Policy—Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers,

DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV. Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V. Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI. Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII. Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII. Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach,

DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX. Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X. Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI. Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

–	Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision. Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII. Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For trustee nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•	For changing the company name
•	For approving other business
•	For adjourning the meeting
•	For technical amendments to the charter and/or bylaws
•	For approving financial statements

Capital Structure

•	For increasing authorized common stock
•	For decreasing authorized common stock
•	For amending authorized common stock
•	For the issuance of common stock, except against if the issued common stock has superior voting rights
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For decreasing authorized preferred stock
•	For canceling a class or series of preferred stock
•	For amending preferred stock
•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•	For eliminating preemptive rights
•	For creating or restoring preemptive rights
•	Against authorizing dual or multiple classes of common stock
•	For eliminating authorized dual or multiple classes of common stock
•	For amending authorized dual or multiple classes of common stock
•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company
•	For recapitalization
•	For restructuring the company
•	For bankruptcy restructurings
•	For liquidations

•	For reincorporating in a different state
•	For spinning off certain company operations or divisions
•	For the sale of assets
•	Against eliminating cumulative voting
•	For adopting cumulative voting

Board of Trustees

•	For limiting the liability of trustees
•	For setting the board size
•	For allowing the trustees to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•	For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board
•	Against amending a classified board
•	For repealing a classified board
•	Against ratifying or adopting a shareholder rights plan (poison pill)
•	Against redeeming a shareholder rights plan (poison pill)
•	Against eliminating shareholders’ right to call a special meeting
•	Against limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating shareholders’ right to act by written consent
•	Against limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing a supermajority vote provision to approve a merger or other business combination
•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•	For eliminating a supermajority vote provision to approve a merger or other business combination
•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against establishing a fair price provision
•	Against amending a fair price provision
•	For repealing a fair price provision
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	For opting out of a state takeover statutory provision
•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Case-by-case on assuming stock incentive plans
•

For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•

For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan
•	For adopting a savings plan
•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity
•	For adopting a deferred compensation plan
•	For approving a long-term bonus plan
•	For approving an employment agreement or contract
•	For amending a deferred compensation plan
•	For amending an annual bonus plan
•	For reapproving a stock option plan or bonus plan for purposes of OBRA
•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against requiring a majority vote to elect trustees
•	Against requiring the improvement of annual meeting reports
•	Against changing the annual meeting location
•	Against changing the annual meeting date
•	Against asking the board to include more women and minorities as trustees.
•	Against seeking to increase board independence
•	Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•	Against requiring minimum stock ownership by trustees
•	Against providing for union or employee representatives on the board of trustees
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	For creating a nominating committee of the board
•	Against urging the creation of a shareholder committee
•	Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•	Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•	For adopting cumulative voting
•	Against requiring trustees to place a statement of candidacy in the proxy statement
•	Against requiring the nomination of two trustee candidates for each open board seat
•	Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting
•	For restoring shareholders’ right to act by written consent
•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against advisory vote on compensation
•	Against restricting executive compensation
•	For enhancing the disclosure of executive compensation
•	Against restricting trustee compensation
•	Against capping executive pay
•	Against calling for trustees to be paid with company stock
•	Against calling for shareholder votes on executive pay
•	Against calling for the termination of trustee retirement plans
•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For creating a compensation committee
•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee
•	For increasing the independence of the audit committee
•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies
•	Against asking the company to limit or end operations in Burma
•	For asking management to review operations in Burma
•	For asking management to certify that company operations are free of forced labor
•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•	Against asking management to report on the company’s foreign military sales or foreign offset activities
•	Against asking management to limit or end nuclear weapons production
•	Against asking management to review nuclear weapons production
•	Against asking the company to establish shareholder-designated contribution programs
•	Against asking the company to limit or end charitable giving
•	For asking the company to increase disclosure of political spending and activities
•	Against asking the company to limit or end political spending
•	For requesting disclosure of company executives’ prior government service
•	Against requesting affirmation of political nonpartisanship
•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•	Against severing links with the tobacco industry
•	Against asking the company to review or reduce tobacco harm to health
•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•	Against asking the company to take action on embryo or fetal destruction
•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles
•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat
•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy
•	Against asking management to adopt a sexual orientation non-discrimination policy
•	For asking management to report on or review Mexican operations
•	Against asking management to adopt standards for Mexican operations
•	Against asking management to review or implement the MacBride principles
•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

LOOMIS, SAYLES & COMPANY, L.P.

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

September 8, 2014

June 8, 2015

September 1, 2015

April 8, 2016

CONTENTS

1	GENERAL	B-104
Introduction
General Guidelines
Proxy Committee
Conflicts of Interest
Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	B-107
Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares ( for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation
Election of CEO Director Nominees
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs
Shareholder Ability to Alter the Size of the Board
Shareholder Ability to Remove Directors
Share Repurchase Programs
Stock Distributions: Splits and Dividends
White Squire Placements
Written Consent

3	PROPOSALS USUALLY VOTED AGAINST	B-110
Common Stock Authorization
Director and Officer Indemnification and Liability Protection
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention By Executives
Staggered Director Elections
Stock Ownership Requirements

Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	B-111
401(k) Employee Benefit Plans
Compensation Plans
Employee Stock Ownership Plans
Executive Compensation Advisory Resolutions (“Say-on-Pay”)
Non-Material Miscellaneous Bookkeeping Proposals
Proxy Access
Preemptive Rights
Stock Option Plans
Technical Amendments to By-laws

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	B-112
Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service
Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State
Spin-offs
Takeover Statutes
Tender Offer Defenses
Transition Manager Ballots

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis

Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i)	annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including:

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)	in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominee of non-U.S.-domiciled companies that sits on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.	Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

PROXY VOTING POLICIES AND GUIDELINES

APPLICABLE RULES, REGULATIONS & OTHER SOURCES:	• Rule 206(4)-6 under the Investment Advisers Act • Rule 204-2 under the Investment Advisers Act • Form N-1A, Item 12

RISK ADDRESSED:	Proxies with respect to securities held in Client Accounts are not voted in the best interest of the clients by OFI.

APPLIES TO:	• All OFI Advisers • All Client Accounts

DEPARTMENTS IMPACTED:	• Proxy Voting Committee • Investment Teams • Investment Operations

LAST UPDATED:	January 2017
APPROVED BY:	• NY Board: March 2017 • Denver Board: February 2017 • Business: January 2017

Overview. Rule 206(4)-6 under the Investment Advisers Act requires an investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These Proxy Voting Policies and Guidelines (the “Policies and Guidelines”) set forth the prudent and diligent manner in which OFI votes proxies for Clients (as defined below).

A.	Accounts for which OFI has Proxy Voting Responsibility

Funds. Each Board of the Funds has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Guidelines, subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for funds registered with the SEC and not overseen by the Boards (the “Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate that a vote shall be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Accounts. OFI also serves as an investment adviser for separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (the “Other Accounts” and, together

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

with the Funds and Sub-Advised Funds, the “Clients”). Generally, pursuant to contractual arrangements between OFI and each such Other Account, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Accounts.

In the case of Clients that are deemed to constitute the assets of an employee benefit plan subject to ERISA, and entities subject to Section 4975 of the IRC (the “Plans”), OFI shall vote proxies unless the named fiduciary for the Plan has reserved the authority for itself or for an outside party.

B.	Proxy Voting Committee

OFI’s Proxy Voting Committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and Clients, if applicable, meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Clients, and, when applicable, their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Clients and in accordance with these Policies and Guidelines, subject to the contrary direction of the respective advisers of the Sub-Advised Funds or instructions of the Other Accounts. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote is decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Clients.

From time to time, a Client may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Client becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Client to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Clients (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.	Proxy Voting Agent

OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Client (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates, on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Client, and, if applicable, its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

•

With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Client (and, if applicable, its shareholders) and does not pose an actual

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Clients are subject to these Policies and Guidelines. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Clients, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

Certain Clients may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Client) unless the loan is recalled in advance of the record date. If a Client participates in a securities lending program, OFI will attempt to recall the Client’s portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Client’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain Funds are structured as funds of funds and invest their assets primarily in other underlying Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying Funds and may be requested to vote on a matter pertaining to those underlying Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying Funds for a vote in accordance with the recommendation of the Board of the underlying Fund, except as otherwise determined by the Board of the Fund of Funds. A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds. When the unaffiliated underlying fund has a shareholder meeting and the Fund of Fund’s ownership in the unaffiliated underlying fund exceeds the limits set forth in Section 12(d)(1)(A) (ii) and (iii) of the Investment Company Act, the Fund of Funds will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the unaffiliated underlying fund.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

D.	Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to each Board describing:

•

any issues arising under these Policies and Guidelines since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Guidelines; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Guidelines and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards with a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Guidelines, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act and the Investment Advisers Act with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Guidelines, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Policies and Guidelines

In addition to the Committee’s responsibilities as set forth in its Charter, the Committee shall periodically review and update these Policies and Guidelines as necessary. Any amendments to these Policies and Guidelines shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

Appendix A

PORTFOLIO PROXY VOTING GUIDELINES

(updated: January 2017)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
•	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
•	shareholder rights are protected;
•	there is a negligible or positive impact on shareholder value;
•	management provides sufficiently valid reasons for the amendments; and/or
•	the company is required to do so by law (if applicable); and
•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.
•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company’s motivation for the change is to postpone its annual general meeting.

1.1.7	Adjourn Meeting
•	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	fees for non-audit services are excessive;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Vote AGAINST proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
•	composition of the board and key board committees;
•	attendance at board meetings;
•	corporate governance provisions and takeover activity;
•	long-term company performance relative to a market index;
•	directors’ investment in the company;
•	whether the chairman is also serving as CEO;
•	whether a retired CEO sits on the board.
•	whether the company or director is targeted in connection with public “vote no” campaigns.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
•	attend less than 75% of the board and committee meetings without a valid excuse;
•	implement or renew a dead-hand or modified dead-hand poison pill;
•	failed to adequately respond to a majority supported shareholder proposal;
•	failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
•	are audit committee members and any of the following has become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
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a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
•	the company re-prices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
•	egregious employment contracts;
•	excessive perks/tax reimbursements;
•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	egregious pension/supplemental executive retirement plan (SERP) payouts;
•	new CEO with overly generous new hire package;
•	excessive severance and/or change in control provisions; or
•	dividends or dividend equivalents paid on unvested performance shares or units.
•	enacted egregious corporate governance policies, are responsible for material failures of governance or risk oversight at the company, or failed to replace management as appropriate;
•	are inside directors or affiliated outside directors; and the full board is less than majority independent;
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are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company). Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
•

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees
•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors
•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
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Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

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Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

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Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
•	only if the director’s legal expenses would be covered.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	two-thirds independent board;
•	all-independent key committees;
•	established governance guidelines;
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the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
•	egregious compensation practices;
•	multiple related-party transactions or other issues putting director independence at risk;
•	corporate and/or management scandal;
•	excessive problematic corporate governance provisions; or
•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
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Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees are composed exclusively of independent directors if they currently do not meet that standard.
•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;
•	any operating ties to the firm; and
•	if there are any other conflicting relationships or related party transactions.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;
•	the duration of the standstill provision in the agreement;
•	the limitations and requirements of actions that are agreed upon;
•	if the dissident director nominee(s) is subject to the standstill; and
•	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats
•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access
•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements
•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	problematic pay practices, current and past.

2.15	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	long-term financial performance of the target company relative to its industry;
•	management’s track record;
•	background to the proxy contest;
•	qualifications of director nominees (both slates);
•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	stock ownership position.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting and Vote Tabulation
•

Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:

•	The scope and structure of the proposal;
•

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•	Any recent controversies or concerns related to the company’s proxy voting mechanics;
•	Any unintended consequences resulting from implementation of the proposal; and
•	Any other factors that may be relevant.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
•	20% or higher flip-in or flip-over;
•	two to three-year sunset provision;
•	no dead-hand, slow-hand, no-hand or similar features;
•

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
•	the trigger (NOL pills generally have a trigger slightly below 5%);
•	the value of the NOLs;
•	the term;
•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	purchase price;
•	fairness opinion;
•	financial and strategic benefits;
•	how the deal was negotiated;
•	conflicts of interest;
•	other alternatives for the business; and
•	non-completion risk.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	impact on the balance sheet/working capital;
•	potential elimination of diseconomies;
•	anticipated financial and operating benefits;
•	anticipated use of funds;
•	value received for the asset;
•	fairness opinion;
•	how the deal was negotiated; and
•	conflicts of interest.

5.4	Bundled Proposals
•

Vote on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	dilution to existing shareholders’ position;
•	terms of the offer;
•	financial issues;
•	management’s efforts to pursue other alternatives;
•	control issues; and
•	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	the reasons for the change;
•	any financial or tax benefits;
•	regulatory benefits;
•	increases in capital structure; and
•	changes to the articles of incorporation or bylaws of the company.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	increases in common or preferred stock in excess of the allowable maximum as calculated by the Institutional Shareholder Services, Inc. (“ISS”) Capital Structure Model; and/or
•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	offer price/premium;
•	fairness opinion;
•	how the deal was negotiated;
•	conflicts of interests;
•	other alternatives/offers considered; and
•	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	cash-out value;
•	whether the interests of continuing and cashed-out shareholders are balanced; and
•	the market reaction to public announcement of the transaction.

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
•	percentage of assets/business contributed;
•	percentage of ownership;
•	financial and strategic benefits;
•	governance structure;
•	conflicts of interest;
•	other alternatives; and
•	non-completion risk.

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	prospects of the combined company anticipated financial and operating benefits;
•	offer price (premium or discount);
•	fairness opinion;
•	how the deal was negotiated;
•	changes in corporate governance;
•	changes in the capital structure; and
•	conflicts of interest.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	dilution to existing shareholders’ position;
•	terms of the offer;
•	financial issues;
•	management’s efforts to pursue other alternatives;
•	control issues; and
•	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	tax and regulatory advantages;
•	planned use of the sale proceeds;
•	valuation of spinoff;
•	fairness opinion;
•	benefits to the parent company;
•	conflicts of interest;
•	managerial incentives;
•	corporate governance changes; and
•	changes in the capital structure.

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
•	Votes on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by ISS which takes in consideration:
•	valuation;
•	market reaction;
•	deal timing;
•	negotiations and process;
•	conflicts of interest;
•	voting agreements; and
•	governance.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cash-out statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freeze-out provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Vote on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS which considers the following factors:
•	specific reasons/rationale for the proposed increase;
•	the dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;
•	the board’s governance structure and practices; and
•	risks to shareholders of not approving the request.
•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	it is intended for financing purposes with minimal or no dilution to current shareholders; and
•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Vote on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
•	Vote CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	more simplified capital structure;
•	enhanced liquidity;
•	fairness of conversion terms;
•	impact on voting power and dividends;
•	reasons for the reclassification;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	conflicts of interest; and
•	other alternatives considered.

7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.9	Share Purchase Programs
•	Vote CASE-BY-CASE on management proposals to institute open-market share repurchase plans, taking into consideration, but not limited to, the following factors:
•	whether all shareholders may participate on equal terms;
•	the volume of shares to be repurchased and/or held in treasury;
•	the duration of the authority;
•	whether the repurchase may be used for anti-takeover purposes;
•	past use of repurchased shares; and
•	pricing provisions and other safeguards

*	The above factors will take into account market best practices and apply those standards deemed acceptable in the market.

7.10	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.11	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:
•	the total cost of the company’s equity plans is unreasonable;
•	the plan expressly permits the re-pricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.
•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap; the company’s three year burn rate relative to its industry/market cap peers; and the presence of any egregious plan features. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote CASE-BY-CASE on the plan, taking into consideration the following qualitative factors disclosed in the proxy statement:
•	the relative magnitude of director compensation as compared to companies of a similar profile;
•	the presence of problematic pay practices relating to director compensation;
•	director stock ownership guidelines and holding requirements;
•	equity award vesting schedules:
•	a minimum vesting of three years for stock options or restricted stock; or
•	deferred stock payable at the end of a three-year deferral period;
•	mix between cash and equity—based compensation
•	meaningful limits on director compensation;
•	the availability of retirement/benefits or perquisites; and
•	the quality of detailed disclosure surrounding director compensation.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	an executive may not trade in company stock outside the 10b5-1 Plan; and
•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	historic trading patterns;
•	rationale for the repricing;
•	value-for-value exchange;
•	option vesting;
•	term of the option;
•	exercise price;
•	participation; and
•	market best practices

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

•	executive officers and non-employee directors are excluded from participating;
•	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
•	there is a two-year minimum holding period for sale proceeds.
•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	purchase price is at least 85% of fair market value;
•	offering period is 27 months or less; and
•	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	purchase price is not at least 85% of fair market value;
•	offering period is greater than 27 months; and
•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

Non-Qualified Plans

•	Vote FOR nonqualified employee stock purchase plans with all the following features:
•	broad-based participation;
•	limits on employee contribution;
•	company matching contribution up to 25 percent;
•	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
•

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.
•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
•	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
•	What type of industry does the company belong to?
•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard
•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements
•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	the triggering mechanism should be beyond the control of management;
•	the amount should not exceed three times base salary plus guaranteed benefits; and
•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
•	If presented as a separate voting item, OFI will apply the same policy as above.
•

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
•	the nature of the proposal where financial restatement is due to fraud;
•	whether or not the company has had material financial problems resulting in chronic restatements; and/or
•	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals
•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

8.23	Bonus Banking/Bonus Banking “Plus”
•

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24	Golden Coffins/Executive Death Benefits
•

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25	Eliminate Accelerated Vesting of Unvested Equity
•

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
•	have a discernable positive impact on short-term or long-term share value; or
•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;
•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

Companies in several non-US markets routinely disclose shareholder vote results. In cases where a management proposal receives a significant level of opposition, OFI will evaluate how the company has responded to that opposition and may vote AGAINST future relevant resolutions in certain circumstances where OFI determines the company has not adequately addressed the concerns or responded to the shareholder opposition.

1.0	OPERATIONAL ITEMS

1.1.1	Routine Items
•

Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2	Financial Results/Director and Auditor Reports
•	Vote FOR approval of financial statements and director and auditor reports, unless:
•	there are material concerns about the financials presented or audit procedures used;
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed;
•	other significant corporate governance concerns exist at the company.

1.1.3	Allocation of Income and Dividends
•	Vote FOR approval of allocation of income and distribution of dividends, unless:
•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
•	the payout ratio is excessive given the company’s financial position.

1.1.4	Stock (Scrip) Dividend Alternative
•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5	Lower Disclosure Threshold for Stock Ownership
•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.6	Controlling Shareholder / Personal Interest
•

Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

1.1.7	Designate Independent Proxy
•	Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.

AUDITORS

1.2	Appointment of Internal Statutory Auditors
•	Vote FOR the appointment and reelection of statutory auditors, unless:
•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3	Remuneration of Auditors
•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors
•	Vote AGAINST proposals to indemnify auditors.

1.5	Remuneration of Internal Statutory Auditors
•

Generally vote FOR proposals to fix the remuneration of internal statutory auditors, taking into consideration the proposed remuneration relative to peers, justifications for any proposed increase, and the presence of any concerns with regard to statutory reports or audit procedures used.

2.0	THE BOARD OF DIRECTORS

2.1	Discharge of Board and Management
•	Vote FOR discharge from responsibility of the board and management, unless:
•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
•	Composition of the board and key board committees;
•	Long-term company performance relative to a market index;
•	Corporate governance provisions and takeover activity; and
•	Company practices and corporate governance codes.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
•	The board fails to meet minimum corporate governance standards;
•	Adequate disclosure has not been provided in a timely manner;

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests;
•	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1	Poison Pills
•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and
•	to ensure the equal treatment of shareholders.
•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
•	determine whether actions by shareholders constitute a change in control;
•	amend material provisions without shareholder approval;
•	interpret other provisions;
•	redeem the plan without a shareholder vote; or
•	prevent a bid from going to shareholders.
•	Vote AGAINST plans that have any of the following characteristics:
•	unacceptable key definitions;
•	flip-over provision;
•	permitted bid period greater than 60 days;
•	maximum triggering threshold set at less than 20% of outstanding shares;
•	does not permit partial bids;
•	bidder must frequently update holdings;
•	requirement for a shareholder meeting to approve a bid; or
•	requirement that the bidder provide evidence of financing.
•	In addition to the above, a plan must include:
•	an exemption for a “permitted lock up agreement”;
•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
•	exclude reference to voting agreements among shareholders.

3.2	Renew Partial Takeover Provision
•	Vote FOR proposals to renew partial takeover provision.

3.3	Depositary Receipts and Priority Shares
•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
•	Vote AGAINST the introduction of priority shares.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

3.4	Issuance of Free Warrants
•	Vote AGAINST the issuance of free warrants.

3.5	Defensive Use of Share Issuances
•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0	MERGERS AND CORPORATE RESTRUCTURINGS

4.1	Mandatory Takeover Bid Waivers
•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

4.2	Related-Party Transactions
•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3	Expansion of Business Activities
•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4	Independent Appraisals
•	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0	CAPITAL STRUCTURE

5.1	Pledge of Assets for Debt
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

5.2	Increase in Authorized Capital
•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization, unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorization.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

5.3	Share Issuance Requests
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
•	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.
•	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.
•	The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.

*	In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

5.4	Reduction of Capital
•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests
•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6	Debt Issuance Requests (Non-convertible)
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.
•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7	Reissuance of Shares Repurchased
•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value
•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
•

Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

5.10	Acceptance of Deposits
•

Generally vote AGAINST proposals to accept deposits from shareholders and/or the public, taking into consideration the terms or conditions of the deposit as well as the company’s rationale for additional funding.

6.0	EXECUTIVE AND DIRECTOR COMPENSATION

6.1	Director Remuneration
•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2	Retirement Bonuses for Directors and Statutory Auditors
•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2	Executive Remuneration Report or Policy
•	Vote AGAINST such proposals in cases where:
•	The company does not provide shareholders with clear, comprehensive compensation disclosures;
•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
•	The arrangement creates the risk of a “pay for failure” scenario;
•	The company does not maintain an independent and effective compensation committee;
•	The company provides inappropriate pay to non-executive directors; or
•	The company maintains other problematic pay practices.

This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Barings LLC

The portfolio managers of MML Asset Momentum are Chris C. Cao and Michael F. Farrell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Chris C. Cao
Registered investment companies**	8	$1,562,609,058	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$206,579,445	0	$0
Michael F. Farrell
Registered investment companies**	8	$1,562,609,058	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$206,579,445	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Asset Momentum.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Asset Momentum. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML Blend are William M. Awad, III, Chris C. Cao, Michael F. Farrell, David L. Nagle, Scott Riecke, Charles S. Sanford, Scott Simler, and Douglas M. Trevallion, II.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
William M. Awad, III
Registered investment companies**	10	$4,927 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	50	$28,334 million	0	$0
Chris C. Cao
Registered investment companies**	7	$898 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$555 million	0	$0
Michael F. Farrell
Registered investment companies**	7	$898 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$555 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David L. Nagle
Registered investment companies**	10	$4,927 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
Scott Riecke
Registered investment companies**	3	$547 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$165 million	0	$0
Charles S. Sanford
Registered investment companies**	10	$4,927 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
Scott Simler
Registered investment companies**	3	$547 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$165 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	10	$4,927 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Blend.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Blend. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML Equity Rotation are Chris C. Cao and Michael F. Farrell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Chris C. Cao
Registered investment companies**	7	$1,334 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$555 million	0	$0
Michael F. Farrell
Registered investment companies**	7	$1,334 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$555 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Equity Rotation.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Equity Rotation. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML High Yield are Sean M. Feeley and Scott D. Roth.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Sean M. Feeley
Registered investment companies**	6	$1,526 million	0	$0
Other pooled investment vehicles	4	$1,030 million	0	$0
Other accounts	12	$2,681 million	0	$0
Scott D. Roth
Registered investment companies**	3	$1,030 million	0	$0
Other pooled investment vehicles	3	$1,030 million	0	$0
Other accounts	12	$2,144 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML High Yield.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML High Yield. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML Inflation-Protected and Income are Ronald E. Desautels, David L. Nagle, and Douglas M. Trevallion, II.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ronald E. Desautels
Registered investment companies**	10	$4,359 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
David L. Nagle
Registered investment companies**	10	$4,359 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Douglas M. Trevallion, II
Registered investment companies**	10	$4,359 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Inflation-Protected and Income.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Inflation-Protected and Income. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML Managed Bond are William M. Awad, III, David L. Nagle, Charles S. Sanford, and Douglas M. Trevallion, II.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
William M. Awad, III
Registered investment companies**	10	$3,913 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
David L. Nagle
Registered investment companies**	10	$3,913 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
Charles S. Sanford
Registered investment companies**	10	$3,913 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	10	$3,913 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Managed Bond.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Managed Bond. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML U.S. Government Money Market are Scott Riecke and Scott Simler.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Scott Riecke
Registered investment companies**	3	$381 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$165 million	0	$0
Scott Simler
Registered investment companies**	3	$381 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	3	$165 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML U.S. Government Money Market.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML U.S. Government Money Market. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML Short-Duration Bond are William M. Awad, III, Ronald E. Desautels, David L. Nagle, Charles S. Sanford, and Douglas M. Trevallion, II.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
William M. Awad, III
Registered investment companies**	10	$4,876 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	50	$28,334 million	0	$0
Ronald E. Desautels
Registered investment companies**	10	$4,876 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	50	$28,334 million	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David L. Nagle
Registered investment companies**	10	$4,876 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
Charles S. Sanford
Registered investment companies**	10	$4,876 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0
Douglas M. Trevallion, II
Registered investment companies**	10	$4,876 million	0	$0
Other pooled investment vehicles	11	$1,202 million	0	$0
Other accounts	53	$28,785 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Short-Duration Bond.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Short-Duration Bond. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

The portfolio managers of MML Special Situations are Chris C. Cao and Michael F. Farrell.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Chris C. Cao
Registered investment companies**	7	$1,337 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$555 million	0	$0
Michael F. Farrell
Registered investment companies**	7	$1,337 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$555 million	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Special Situations.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Special Situations. The portfolio managers do not directly own any shares of the Funds, but may have an economic interest in the Funds due to their participation in a deferred compensation plan and/or 401(k) plan.

Conflicts of Interest:

The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both a fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a fund because the account pays Barings a performance-based fee or the portfolio manager, Barings or an affiliate has an interest in the account. Barings has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings or an affiliate, whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of a fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of a fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage or the advantage of other accounts they manage or the possible detriment of a fund. For example, a portfolio manager could front run a fund’s trade or short sell a security for an account immediately prior to a fund’s sale of that security. To address these conflicts, Barings has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the fund and other accounts managed by the portfolio manager or accounts owned by Barings or its affiliates.

With respect to securities transactions for the funds, Barings determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Barings manages certain other accounts, however, where Barings may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Barings has policies and procedures that address best execution and directed brokerage.

A portfolio manager may also face other potential conflicts of interest in managing a fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation:

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, a performance-driven annual bonus, a discretionary long-term incentive and may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings, revenue, and assets under management. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

DoubleLine Capital LP

The portfolio managers of MML Dynamic Bond are Jeffrey E. Gundlach and Jeffrey J. Sherman.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeffrey E. Gundlach
Registered investment companies**	27	$80,294,802,613	0	$0
Other pooled investment vehicles	19	$7,106,919,449	4	$3,164,796,211
Other accounts	59	$8,730,085,348	1	$848,325,669
Jeffrey J. Sherman
Registered investment companies**	6	$11,156,390,719	0	$0
Other pooled investment vehicles	1	$14,847,930	0	$0
Other accounts	1	$80,298,623	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Dynamic Bond.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Dynamic Bond.

Conflicts of Interest:

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the MML Dynamic Bond Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the MML Dynamic Bond Fund, be managed (benchmarked) against the same index the MML Dynamic Bond Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the MML Dynamic Bond Fund. The other accounts might also have different investment objectives or strategies than the MML Dynamic Bond Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the MML Dynamic Bond Fund. Because of their positions with the MML Dynamic Bond Fund, the portfolio managers know the size, timing and possible market impact of the MML Dynamic Bond Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the MML Dynamic Bond Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the MML Dynamic Bond Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the MML Dynamic Bond Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the MML Dynamic Bond Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the MML Dynamic Bond Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the MML Dynamic Bond Fund’s investment opportunities may also arise when the MML Dynamic Bond Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the MML Dynamic Bond Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the MML Dynamic Bond Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the MML Dynamic Bond Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the MML Dynamic Bond Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the MML Dynamic Bond Fund.

Investors in the MML Dynamic Bond Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the MML Dynamic Bond Fund, may render advice to the MML Dynamic Bond Fund that provides a direct or indirect benefit to DoubleLine or a related party or may manage or advise a product in which the MML Dynamic Bond Fund is invested in such a way that would not be beneficial to the Fund. For example, DoubleLine may advise a client who has invested in the MML Dynamic Bond Fund to redeem its investment in the MML Dynamic Bond Fund, which may cause the MML Dynamic Bond Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the MML Dynamic Bond Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Funds, to a large number of investors.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its related parties may engage in activities where the interests of certain divisions of DoubleLine and its related parties or the interests of their clients may conflict with the interests of the shareholders of the MML Dynamic Bond Fund.

Possible Future Activities. DoubleLine and its related parties may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the MML Dynamic Bond Fund. These clients may themselves represent appropriate investment opportunities for the MML Dynamic Bond Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the MML Dynamic Bond Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the MML Dynamic Bond Fund and performance fee based accounts on a fair and equitable basis over time.

Compensation:

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

The overall objective of the compensation program for portfolio managers is for the Sub-Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Sub-Advisor. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Advisor. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Sub-Adviser, through direct ownership interests in the Sub-Adviser or participation in stock option or stock appreciation plans of the Sub-Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Advisor as a whole. Participation is generally determined in the discretion of each of the Sub-Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of that adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the DoubleLine 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. Each adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of each adviser’s leadership criteria.

Loomis, Sayles & Company, L.P.

The portfolio managers of MML Equity are Arthur Barry and Adam Liebhoff.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Arthur Barry
Registered investment companies**	4	$1,614,566,134	0	$0
Other pooled investment vehicles	1	$8,905,208	0	$0
Other accounts	83	$1,509,488,115	0	$0

Adam Liebhoff
Registered investment companies**	4	$1,614,566,134	0	$0
Other pooled investment vehicles	1	$8,905,208	0	$0
Other accounts	79	$1,502,622,915	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include the MML Equity Fund.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of the MML Equity Fund.

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

Compensation:

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year may be eliminated for some products (large cap growth, all cap growth, and global growth). Longer-term performance (3 and 5 or 10 years for large cap growth, all cap growth, and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth, and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. The benchmark for the MML Equity Fund is the Russell 1000 Value Index.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds are not included in the Loomis Sayles strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OppenheimerFunds, Inc.

The portfolio manager of MML Equity is Laton Spahr.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Laton Spahr
Registered investment companies**	5	$5.31B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	2	$215.17M	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Equity.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of December 31, 2016, the portfolio manager did not own any shares of MML Equity.

The portfolio managers of MML Small Cap Equity are Raymond Anello, Joy Budzinski, Kristin Ketner, Magnus Krantz, Raman Vardharaj, Adam Weiner, and Matthew P. Ziehl.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Raymond Anello
Registered investment companies**	4	$4.74B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0
Joy Budzinski
Registered investment companies**	5	$5.98B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0
Kristin Ketner
Registered investment companies**	4	$4.74B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0
Magnus Krantz
Registered investment companies**	6	$6.20B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Raman Vardharaj
Registered investment companies**	4	$4.74B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0
Adam Weiner
Registered investment companies**	4	$4.74B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0
Matthew P. Ziehl
Registered investment companies**	4	$4.74B	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	3	$338.03M	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Small Cap Equity.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Small Cap Equity.

The portfolio managers of MML Strategic Emerging Markets are Justin Leverenz and John Paul Lech.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Justin Leverenz
Registered investment companies**	8	$32.17B	0	$0
Other pooled investment vehicles	3	$3.35B	0	$0
Other accounts***	2	$253.22M	0	$0
John Paul Lech
Registered investment companies**	6	$31.67B	0	$0
Other pooled investment vehicles	2	$2.61B	0	$0
Other accounts***	2	$253.22M	0	$0

*	The information provided is as of December 31, 2016.
**	Does not include MML Strategic Emerging Markets.
***	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities:

As of December 31, 2016, the portfolio managers did not own any shares of MML Strategic Emerging Markets.

Conflicts of Interest:

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by OppenheimerFunds, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation:

The discussion below describes the portfolio managers’ compensation as of December 31, 2016.

Portfolio managers are employed and compensated by the Subadviser or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Subadviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Subadviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Subadviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their annual long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, the interests of the portfolio managers are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for the portfolio managers with respect to MML Equity Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund is Morningstar — Large Value, Morningstar Small Blend, and Morningstar — Diversified Emerging Markets.

MML SERIES INVESTMENT FUND II

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Second Amended and Restated Agreement and Declaration of Trust of the MML Series Investment Fund II (the “Trust”) dated December 15, 2011. [14]

(b)	Bylaws of Trust dated January 5, 2012. [14]

1. Amendment No. 1 to the Bylaws. 18

2. Amendment No. 2 to the Bylaws. 20

(c)	Please refer to Article V of the Trust’s Second Amended and Restated Agreement and Declaration of Trust. [14]

(d)	1. Investment Management Agreement between MML Investment Advisers, LLC (“MML Advisers”) and the Trust relating to the MML Asset Momentum Fund dated as of May 15, 2015. [22]

2. Investment Management Agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Blend Fund dated as of December 15, 2011. 14

3. Investment Management Agreement between MML Advisers and the Trust relating to the MML Dynamic Bond Fund dated as of May 15, 2015. 22

4. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Equity Fund dated as of December 15, 2011. 14

5. Investment Management Agreement between MML Advisers and the Trust relating to the MML Equity Rotation Fund dated as of May 15, 2015. 22

6. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML High Yield Fund dated as of December 15, 2011. 14

7. Amendment to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML High Yield Fund dated as of June 1, 2012. 16

8. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Inflation-Protected and Income Fund dated as of December 15, 2011. 14

9. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Managed Bond Fund dated as of December 15, 2011. 14

10. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund) dated as of December 15, 2011. 14

11. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Short-Duration Bond Fund dated as of December 15, 2011. 14

12. Amendment to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Short-Duration Bond Fund dated as of June 1, 2012. 16

13. Amendment Two to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Short-Duration Bond Fund dated as of May 1, 2015. 22

14. Investment Management Agreement between MML Advisers and the Trust relating to the MML Special Situations Fund dated as of May 15, 2015. 22

15. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Small/Mid Cap Equity Fund (now known as the MML Small Cap Equity Fund) dated as of December 15, 2011. 14

16. Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Strategic Emerging Markets Fund dated as of December 15, 2011. 14

17. Amendment to Investment Management Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and the Trust relating to the MML Strategic Emerging Markets Fund dated as of June 1, 2012. 16

18. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital Management LLC (“Babson Capital”) (now known as Barings LLC (“Barings”)) for the MML Blend Fund, effective as of May 1, 2005. 1

19. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Blend Fund, effective as of June 1, 2008. 8

20. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) for the MML Equity Fund, effective as of June 1, 2012. 16

21. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Oppenheimer Funds, Inc. (“OFI”) for the MML Equity Fund, effective as of April 17, 2006. 1

22. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and OFI for the MML Equity Fund, effective as of June 1, 2008. 8

23. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML High Yield Fund, effective as of May 1, 2010. 11

24. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund), effective as of May 1, 2005. 1

25. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Inflation-Protected and Income Fund, effective as of June 1, 2008. 8

26. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Managed Bond Fund, effective as of May 1, 2005. 1

27. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Managed Bond Fund, effective as of June 1, 2008. 8

28. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund), effective as of May 1, 2005. 1

29. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Money Market Fund (now known as the MML U.S. Government Money Market Fund), effective as of June 1, 2008. 8

30. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Babson Capital (now known as Barings) for the MML Short-Duration Bond Fund, effective as of May 1, 2010. 11

31. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and OFI for the MML Small Cap Equity Fund, effective as of April 13, 2006. 1

32. Amendment to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and OFI for the MML Small Cap Equity Fund, effective as of June 1, 2008. 8

33. Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and OFI for the MML Strategic Emerging Markets Fund, effective as of October 1, 2013 .19

34. Instrument of Assignment between MassMutual and MML Advisers. 19

35. Investment Subadvisory Agreement between MML Advisers and Babson Capital (now known as Barings) for the MML Asset Momentum Fund, effective as of May 15, 2015. 22

36. Side Letter to Investment Subadvisory Agreement between MML Advisers and Babson Capital (now known as Barings) relating to the MML Asset Momentum Fund dated as of May 15, 2015. 22

37. Investment Subadvisory Agreement between MML Advisers and Doubleline Capital LP for the MML Dynamic Bond Fund, effective as of May 15, 2015. 22

38. Investment Subadvisory Agreement between MML Advisers and Babson Capital (now known as Barings) for the MML Equity Rotation Fund, effective as of May 15, 2015. 22

39. Side Letter to Investment Subadvisory Agreement between MML Advisers and Babson Capital (now known as Barings) relating to the MML Equity Rotation Fund dated as of May 15, 2015. 22

40. Investment Subadvisory Agreement between MML Advisers and Babson Capital (now known as Barings) for the MML Special Situations Fund, effective as of May 15, 2015. 22

41. Side Letter to Investment Subadvisory Agreement between MML Advisers and Babson Capital (now known as Barings) relating to the MML Special Situations Fund dated May 15, 2015. 22

(e)	Distribution Agreement between the Registrant and MML Distributors, LLC.[6]

(f)	1. Deferred Compensation Plan for Trustees of Registrant.[9]

2. Amendment, dated December 8, 2011, to Deferred Compensation Plan for Trustees of Registrant.14

(g)	1. Custodian Agreement between State Street Bank and Trust Company (“State Street”), and the Trust, on behalf of its MML Money Market Fund (now known as the MML U.S. Government Money Market Fund), MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund), MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund and MML Small Cap Equity Fund, effective as of January 1, 2008.[4]

2. Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of May 25, 2010.14

3. Second Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of January 1, 2011.15

4. Third Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 16, 2013.18

5. Fourth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 1, 2014. 19

6. Appendix A to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 8, 2016 is filed herein as Exhibit (g)(6).

(h)	1. Administrative and Shareholder Services Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Registrant on behalf of MML Strategic Emerging Markets Fund, effective as of August 15, 2008.[7]

2. Administrative and Shareholder Services Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Registrant on behalf of MML High Yield Fund, effective as of May 1, 2010.11

3. Administrative and Shareholder Services Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Registrant on behalf of MML Short-Duration Bond Fund, effective as of May 1, 2010.11

4. Amendment dated February 16, 2012 to Administrative and Shareholder Services Agreements between MassMutual (assigned to MML Advisers on April 1, 2014) and Registrant on behalf of MML High Yield Fund, MML Short-Duration Bond Fund, and MML Strategic Emerging Markets Fund.14

5. Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and Registrant on behalf of MML High Yield Fund, MML Short-Duration Bond Fund, and MML Strategic Emerging Markets Fund, effective as of May 1, 2015.21

6. Amendment dated May 15, 2015 to Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and Registrant.22

7. Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MassMutual and MML Advisers dated January 9, 2015.20

8. Amendment to Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MassMutual and MML Advisers dated June 16, 2015.24

9. Sub-Administration Agreement between State Street and MML Advisers dated April 1, 2014 ..19

10. Amendment Number One to Sub-Administration Agreement between State Street and MML Advisers dated July 14, 2015.24

11. Appendix A dated September 8, 2016 to the Sub-Administration Agreement between State Street and MML Advisers is filed herein as Exhibit (h)(11).

12. Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, effective as of November 17, 2005.4

13. First Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, effective as of November 17, 2005.4

14. Second Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, effective as of August 26, 2008.9

15. Third Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, effective as of April 9, 2010.12

16. Fourth Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, effective as of July 23, 2010.12

17. Fifth Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company, effective as of August 1, 2011.15

18. Sixth Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company.16

19. Seventh Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company.16

20. Eighth Amendment to Participation Agreement among the Registrant, MML Advisers, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company .19

21. Ninth Amendment to Participation Agreement among the Registrant, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company.25

22. Expense Limitation Agreement between the Registrant and MML Advisers, with respect to MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Short-Duration Bond Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund is filed herein as Exhibit (h)(22).

23. Investing Fund Agreement between Market Vectors ETF Trust and the Trust.23

24. Purchasing Fund Agreement between the PowerShares Exchange-Traded Fund Trust, Powershares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust and the Trust.23

25. Participation Agreement between iShares Trust and iShares U.S. ETF Trust and the Trust.23

26. Purchasing Fund Agreement between the SSgA Active Trust and the Trust.23

27. Investing Fund Agreement between The Select Sector SPDR Trust, SPDR Series Trust and SPDR Index Shares Funds and the Trust.23

28. 12(d)(1) Investing Fund Agreement between each of the Vanguard Trusts and Funds and the Trust.23

(i)	1. Opinion and Consent of Ropes & Gray LLP as to the legality of shares being registered for MML Money Market Fund (now known as the MML U.S. Government Money Market Fund), MML Inflation-Protected Bond Fund (now known as the MML Inflation-Protected and Income Fund), MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, and MML Small Cap Equity Fund is incorporated by reference to Exhibit 22 of the Trust’s Pre-Effective Amendment No. 1 to the Registration Statement filed via EDGAR on April 28, 2005.

2. Opinion of counsel as to the legality of Service Class shares.6

3. Opinion of counsel as to the legality of shares being registered for MML Strategic Emerging Markets Fund.7

4. Opinion of counsel as to the legality of shares being registered for the MML High Yield Fund and MML Short-Duration Bond Fund.11

5. Opinion of counsel as to the legality of shares being registered for the MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, and MML Special Situations Fund.22

(j)	1. Consent of Deloitte & Touche LLP is filed herein as Exhibit (j)(1).

2. Power of Attorney for Nabil N. El-Hage, Maria D. Furman and C. Ann Merrifield.1

3. Powers of Attorney for Allan W. Blair, R. Alan Hunter, Jr., Robert E. Joyal, and Susan B. Sweeney.14

(k)	Omitted Financial Statements — Not applicable.

(l)	Letter of Understanding relating to Initial Capital, incorporated by reference to Exhibit 25 of the Trust’s Pre-Effective Amendment No. 1 to the Registration Statement filed via EDGAR on April 28, 2005.

(m)	1. Service Class and Service Class I Distribution and Services Plan.[6]

2. Amended Schedule A dated May 1, 2010 to Service Class and Service Class I Distribution and Services Plan.11

3. Amended Schedule A dated May 15, 2015 to Service Class and Service Class I Distribution and Services Plan.22

(n)	1. Rule 18f-3 Plan for Registrant.[6]

2. Amended Schedule A dated May 1, 2010 to Rule 18f-3 Plan.11

3. Amended Schedule A dated May 15, 2015 to Rule 18f-3 Plan.22

(o)	Reserved.

(p)	1. Code of Ethics for Barings is filed herein as Exhibit (p)(1).

2. Code of Ethics for MML Investment Advisers, LLC is filed herein as Exhibit (p)(2).

3. Code of Ethics for Loomis Sayles is filed herein as Exhibit (p)(3).

4. Code of Ethics for OFI is filed herein as Exhibit (p)(4).

5. Code of Ethics for DoubleLine is filed herein as Exhibit (p)(5).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 filed on May 1, 2006.
(2)	Intentionally left blank.
(3)	Intentionally left blank.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on April 30, 2008.
(5)	Intentionally left blank.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 filed on August 13, 2008.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 filed on August 15, 2008.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on February 23, 2009.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 30, 2009.
(10)	Intentionally left blank.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 filed on May 1, 2010.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 filed on March 2, 2011.
(13)	Intentionally left blank.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on March 2, 2012.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 filed on May 1, 2012.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on March 1, 2013.
(17)	Intentionally left blank.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on February 28, 2014.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 27 filed on May 1, 2014.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on February 27, 2015.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on April 30, 2015.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 filed on May 15, 2015.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 filed on May 27, 2015.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on July 27, 2015.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed February 26, 2016.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed April 28, 2016.

Item 29. Persons Controlled by or Under Common Control with the Trust

At the date of this Post-Effective Amendment to the Registration Statement, the Trust did not, directly or indirectly, control any person. Currently, the Trust provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of the Trust’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of the Trust, probably for a number of years.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which is a federally covered investment adviser and licensed insurance agency.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

5.	Society of Grownups, LLC (April 15, 2014), a Massachusetts limited liability company.

6.	MassMutual Ventures LLC (June 10, 2014), a Delaware limited liability company.

7.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company that engages in insurance agency activities.

8.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Holdco UK Limited.

9.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

10.	MM Asset Management Holding LLC, a Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Barings LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Barings Advisers (Japan) KK (May 28, 2004), a Japanese registered investment adviser.

3.)	Barings Australia Holding Company Pty Ltd (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

a.)	Barings Australia Pty Ltd (October 16, 2009), an asset manager for Australian institutional investors.

4.)	Barings Guernsey Limited, an investment management company organized under the laws of Guernsey.

a.)	Barings (U.K.) Limited, an institutional debt-fund manager organized under the laws of England and Wales.

i.	Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

5.)	Barings Real Estate Advisers, Inc., a Delaware corporation that holds a “corporation” real estate license.

6.)	Barings Real Estate Advisers Japan KK (February 18, 2013), a Japanese joint stock corporation formed to provide real estate investment advisory services, including the acquisition, disposition, and financing of equity and debt investments and the marketing of real estate investment vehicles.

7.)	Barings Multifamily Capital Holdings LLC (August 7, 2013), a Delaware limited liability company, the parent and holding company of ACRE Capital LLC.

a.)	Barings Multifamily Capital LLC, a Michigan limited liability company that originates and services multifamily, senior housing and healthcare facility loans by utilizing programs overseen by governmental agencies and government-sponsored entities.

i.	Barings Multifamily Capital Corporation (October 19, 2015), a Delaware corporation licensed by the California Bureau of Real Estate for loan brokerage and related services.

8.)	Barings Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Barings Real Estate Advisers (Continental Europe) Limited, a special purpose holding company.

b.)	Barings Real Estate Advisers Europe LLP, a London-based real estate investment management company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

c.)	Barings Real Estate Advisers Europe Finance LLP, a London-based real estate investment management company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

d.)	Barings Real Estate Advisers GmbH (January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.

e.)	BREAE AIFM LLP, a UK limited liability partnership. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe Limited).

9.)	Barings Investment Advisers (Hong Kong) Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

10.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.

b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.

c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland to invest in securities.

11.)	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.)	Baring North America LLC (formerly known as Baring Asset Management LLC) (September 28, 1967), a Massachusetts corporation that provides client services to investors.

b.)	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

aa.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

bb.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

cc.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

dd.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

ee.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aaa.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

ii.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iv.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

aaaa.	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory service.

bbb.)	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ccc.)	Baring Asset Management Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

ddd.)	Baring France SAS Baring France SAS (July 24,1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

eee.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

fff.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

b.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the OppenheimerFunds, Inc., Tremont Group Holdings, LLC and their respective subsidiaries. (MM Asset Management Holding LLC – 96.958%).

1.)	OppenheimerFunds, Inc. (October 23, 1987), a Colorado corporation which is registered as an investment adviser and operates as the sub-adviser to most of the Oppenheimer Funds. Successor to Oppenheimer Management Corp., a New York corporation (January 25, 1960).

a.)	OFI Global Asset Management, Inc. (May 8, 1978), a Delaware corporation which is registered as an investment adviser and transfer agent and operates as an investment adviser and transfer agent to the Oppenheimer Funds.

b.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which is registered as a broker-dealer and operates as a broker-dealer and general distributor of the Oppenheimer Funds and certain 529 College Savings Plans.

c.)	Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation that currently has no operations.

d.)	OFI SteelPath, Inc. (November 20, 2012), a Delaware corporation which is registered as an investment adviser and operates as an investment adviser to certain Oppenheimer funds, private funds and accounts that invests in concentrated portfolios of energy infrastructure master limited partnerships.

e.)	Shareholder Services, Inc. (September 16, 1987), a Colorado corporation doing business as OppenheimerFunds Services which is registered as a transfer agent and operates as a sub-transfer agent to the Oppenheimer Funds.

f.)	OFI Private Investments Inc. (March 20, 2000), a New York corporation which is registered as an investment adviser and operates as the Program Manager for several states’ 529 college savings and prepaid tuition plans.

g.)	VTL Associates, LLC (September 27, 2004), a Pennsylvania limited liability company which is registered as an investment adviser and operates as an investment adviser to Oppenheimer’s smart beta ETSs and SMAs.

i.	Index Management Solutions, LLC (October 5, 2009) a Pennsylvania limited liability company that currently has no operations.

h.)	OFI Global Institutional Inc. (Nov. 20, 2000), a New York corporation which is registered as an investment adviser and provides investment advisory services to individual accounts, pension plans, mutual funds, insurance company separate accounts, private funds, public funds and corporations.

i.	Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations.

ii.	OFI Global Trust Company (February 4, 1988), a New York trust company which operates as an investment manager and trustee of collective investment trusts offered to qualified trusts and governmental trusts.

iii.	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which is registered as an investment adviser and provides investment advisory services to private, structured investment products.

iv.	OFI International, Ltd. (September 1, 2016), a UK private company which will register with the FCA and will operate as a distributor of the Oppenheimer ICAV subfunds.

v.	Coastal Merger Corp. (February 15, 2017), a Delaware corporation formed to facilitate future acquisitions.

2.)	Tremont Group Holdings, LLC (June 18, 1987), a Delaware limited liability company which operates as a holding company for the following subsidiaries.

a.)	Tremont (Bermuda), Limited, a Bermuda-based investment manager of Rye Select Broad Market Portfolio Limited.

b.)	Tremont Partners LLC (1984) a Connecticut limited liability company that is a General Partner of Rye Select Broad Market Fund LP, the Investment Manager of Rye Select Broad Market Insurance Fund LP and the Sub-Advisor of Rye Select Broad Market Portfolio Limited. All three Rye funds must remain open until all Trustee distributions are completed.

c.)	Tremont GP, LLC, a Delaware limited liability company that is a Managing member of Settlement Agent LLC and a General Partner of Rye Select Broad Market Insurance Fund LP.

i.	Settlement Agent LLC, a Delaware limited liability company that acts as a pass through entity which receives distributions from the Madoff Trustee and immediately disburses recoveries to Rye Select Broad Market Fund LP and Rye Select Broad Market Insurance Fund, LP; this entity must remain open until all Trustee distributions are completed.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

H.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

J.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company).

a.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

b.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

K.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

L.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

M.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

N.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

P.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for MassMutual.

Q.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

R.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company which is an arranger and lender of secured and unsecured loans to corporate borrowers and financial sponsors. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)

1.	Apex Credit Partners LLC (October 20, 2014), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

a.	JFIN Fund V 2017 LLC (January 20, 2017), a Delaware LLC formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with BNP Paribas.

2.	JFIN Asset Management LLC (February 1, 2016), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

3.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation formed for the purpose of acting as a co-issuer of senior unsecured notes and secured term loans of Jefferies Finance LLC.

4.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with Wells Fargo Bank, N.A.

5.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company formed for the purpose of investing in high yield securities.

6.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company formed for the purposes of holding cash collateral and entering into a standby letter of credit fronting facility with Wells Fargo Bank, N.A.

7.	JFIN Revolver CLO Holdings LLC (October 28, 2013) a Delaware limited liability company that acts as a holding company for certain investments in the subordinated notes of revolving credit collaterialized loan obligations managed by Jefferies Finance LLC.

8.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company formed as the general partner of Jefferies Finance Europe, SCSp.

a.	Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund formed as a Luxembourg special limited partnership which was established to arrange and invest in European senior secured loans.

9.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company that acts as a holding company for JFIN Business Credit Fund I LLC.

a.	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company formed for the purpose of investing in asset based revolving loans and entering into a warehouse financing through a credit facility with Wells Fargo Capital Finance.

S.	MSC Holding Company, LLC (January 18, 2012), a Delaware limited liability company that acts as a holding company for certain MassMutual entities.

1.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

T.	Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

U.	MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company engaged in the business of providing administrative services to retirement plans.

V.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.

W.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

X.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.

Y.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

Z.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

a.	Lyme Adirondack Timber Sales, Inc. (July 31, 2006), a New York operating company.

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

AA.	MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

BB.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

1.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

a.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

b.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.)).

c.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company.

d.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

e.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited - 50%.)

f.)	MassMutual Asia Investors Ltd., a Hong Kong company that provides investment advisory services. (wholly owned subsidiary of MassMutual Asia Limited).

2.	MassMutual Internacional (Chile) SpA, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 99.93%; MassMutual Holding LLC - .07%; MassMutual Holding LLC)

3.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.98%; MassMutual Asia Limited – 10.0%; and MassMutual Life Insurance Company - .02%).

Item 30. Indemnification

Article VIII, Sections 1, 2, 3, 4 and 5 of the Trust’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a) of the Trust’s Post-Effective Amendment No. 18 to the Registration Statement filed via EDGAR on March 2, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Second Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a) The Investment Adviser:

MML Advisers is the investment adviser for the Trust. MML Advisers is responsible for providing all necessary investment management and administrative services to the Trust. MML Advisers, a Delaware limited liability company, was formed in 2013 and is a wholly-owned subsidiary of MassMutual. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. MassMutual served as the Trust’s investment adviser through March 31, 2014.

The directors and officers of MML Advisers, which is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981, their positions with MML Advisers, and their other principal business affiliations and business experience for the past two years are as follows:

MICHAEL R. FANNING, Director (since 2016)

Executive Vice President & Head of MassMutual U.S. (since 2016) and member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Member (since 2014), MassMutual Ventures LLC; Director (since 2009) and Executive Vice President (since 2011), C.M. Life Insurance Company; Director (since 2009), Executive Vice President (since 2011) and Member (since 2009), Audit Committee, MML Bay State Life Insurance Company; Member Representative (since 2009), MML Distributors, LLC, Director (since 2007), Chief Executive Officer (since 2011), Member (since 2008), Executive Committee, and Member (since 2008), Audit Committee, MML Investors Services, LLC.

ELIZABETH A. WARD, Director (since 2013)

Executive Vice President (since 2011), Chief Enterprise Risk Officer (since 2007), Chief Actuary (since 2015) and member of MassMutual’s Executive Leadership Team (since 2009), MassMutual; Director (since 2014), Haven Life Insurance Agency; Director (since 2014), Society of Grown Ups; Director (since 2013), MML Strategic Distributors; Director (since 2012), Barings (U.K.) Limited; Member of the Board of Managers (since 2012) and Member (since 2012), Audit Committee, Barings LLC; Non-Executive Director (since 2012), Baring Asset Management Limited; Member of the Board of Managers (since 2012) and Member (since 2012), Audit Committee, Cornerstone Real Estate Advisers LLC; Director (since 2009) and Member (since 2012), Audit Committee, MassMutual International LLC; Director (since 2011), MM Asset Management Holding LLC; Director (since 2012) and Member (since 2012), Audit Committee, MML Investors Services, LLC; Director (since 2009), and Member (since 2012), Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2010), OppenheimerFunds, Inc.; Director (since 2010) and Member (since 2010), Investment Committee, The MassMutual Trust Company, FSB; Chair, American Council of Life Insurers’ Global Risk Management Committee; Founding Member of the North American CRO Council; Fellow of the Society of Actuaries, a Professional Risk Manager; Member, the American Academy of Actuaries; Member, Global Association of Risk Professionals; and a Regular Member of the CFA Institute.

ERIC H. WIETSMA, Director and President (since 2013)

Senior Vice President (since 2010), MassMutual; President (since 2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); and Vice President (since 2009) MML Distributors, LLC.

NATHAN HALL, Chief Financial Officer and Treasurer (since 2016)

Assistant Vice President, Financial Planning & Analysis (since 2012), MassMutual; Chief Financial Officer and Treasurer (since 2012), MML Investors Services, LLC; Chief Financial Officer and Treasurer (since 2014), MML Strategic Distributors, LLC; Chief Financial Officer and Treasurer (since (2016), MML Distributors, LLC; Chief Financial Officer (since 2012), MML Insurance Agency, LLC; Chief Financial Officer (since (2012), MMLISI Financial Alliances, LLC.

DEREK DARLEY, Assistant Treasurer (since 2016)

Assistant Vice President & Associate Treasurer (since 2015), MassMutual; Assistant Treasurer (since 2015), C.M. Life Insurance Company; Assistant Treasurer (since 2015), MML Bay State Life Insurance Company; Assistant Treasurer (since 2015), Berkshire Way LLC; Assistant Treasurer (since 2015), Barings Real Estate Advisers LLC; Assistant Treasurer (since 2015), Fern Street LLC; Assistant Treasurer (since 2015), First Mercantile Trust Company; Assistant Treasurer (since 2015), MassMutual Capital Partners LLC; Assistant Treasurer (since 2015), MassMutual External Benefits Group LLC; Assistant Treasurer (since 2015), MassMutual Holding LLC; Assistant Treasurer (since 2015), MassMutual Holding MSC, Inc.; Assistant Treasurer (since 2015), MassMutual International Holding MSC, Inc.; Assistant Treasurer (since 2015), MassMutual International LLC; Assistant Treasurer (since 2015), MassMutual Retirement Services, LLC; Assistant Treasurer (since 2015), MassMutual Ventures LLC; Assistant Treasurer (since 2015), MM Asset Management Holding LLC; Assistant Treasurer (since 2015), MM Private Equity Intercontinental LLC; Assistant Treasurer (since 2015), MM Rothesay Holdco US LLC; Assistant Treasurer (since 2015), MMC Equipment Finance LLC; Assistant Treasurer (since 2015), MML Management Corporation; Assistant Treasurer (since 2015), MMLISI Financial Alliances, LLC; Assistant Treasurer (since 2015), MSC Holding Company, LLC; Assistant Treasurer (since 2015), Pioneers Gate LLC; Assistant Treasurer (since 2015), Society of Grownups, LLC; Assistant Treasurer (since 2015), The MassMutual Trust Company.

ANDREW M. GOLDBERG, Secretary (since 2015)

Assistant Secretary (2013-2015), MML Advisers; Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MassMutual Premier Funds (open-end investment company); and Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MML Series Investment Fund II (open-end investment company).

BRUCE FRISBIE, Assistant Treasurer (since 2013)

Assistant Vice President and Associate Treasurer (since 2004), MassMutual; Assistant Treasurer (since 2005), MML Distributors, LLC; Assistant Treasurer (since 2006), MML Investors Services, LLC; Assistant Treasurer (since 2008), MMLISI Financial Alliances, LLC; Assistant Treasurer (since 2008), First Mercantile Trust Company; Assistant Treasurer (since 1987), C.M. Life Insurance Company; Assistant Treasurer (since 1987), MML Baystate Life Insurance Company; Assistant Treasurer (since 2012), Berkshire Way LLC; Assistant Treasurer (since 2007), Cornerstone Real Estate Advisers LLC; Assistant Treasurer (since 2014), Haven Life Insurance Agency, Inc. (formerly Coverpath, Inc.); Assistant Treasurer (since 2013), Fern Street LLC; Assistant Treasurer (since 2008), Invicta Advisors LLC; Assistant Treasurer (since 2000), MM Assignment Company; Assistant Treasurer (since 2007), MM Capital Partners LLC; Assistant Treasurer (since 2010), MM External Benefits Group LLC; Assistant Treasurer (since 1984), MM Holding LLC; Assistant Treasurer (since 1997), MM Holding MSC, Inc.; Assistant Treasurer (since 2001), MM International Holding MSC, Inc.; Assistant Treasurer (since 1998), MM International LLC; Assistant Treasurer (since 2013), MM Retirement Services, LLC; Assistant Treasurer (since 2011), MM Asset Management Holding LLC; Assistant Treasurer (since 2013), MM Private Equity Intercontinental LLC; Assistant Treasurer (since 2013), MM Rothesay Holdco US LLC; Assistant Treasurer, MMC Equipment Finance LLC; Assistant Treasurer (since 2014), MML Management Corporation (formerly MML Realty Management Corporation); Assistant Treasurer (since 2012), MSC Holding Company, LLC; Assistant Treasurer (since 2014), Society of Grownups, LLC; Assistant Treasurer (since 2014), MM Caerulus Holdco US LLC; Assistant Treasurer (since 2014), MassMutual Ventures LLC; Assistant Treasurer (since 2014), Pioneers Gate LLC; and Assistant Treasurer (since 2008), The MassMutual Trust Company.

JILL NAREAU ROBERT, Assistant Secretary (since 2015)

Assistant Vice President and Counsel (since 2009), Counsel (2005-2009), MassMutual; Assistant Secretary (since 2008), MassMutual Select Funds (open-end investment company); Assistant Secretary (since 2008), MML Series Investment Fund (open-end investment company); Assistant Secretary (since 2008), MassMutual Premier Funds (open-end investment company); and Assistant Secretary (since 2008), MML Series Investment Fund II (open-end investment company).

BRIAN HAENDIGES, Vice President (since 2014)

Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund (open-end investment company); President (since 2016), Vice President (2014-2016), MML Series Investment Fund II (open-end investment company).

TODD PICKEN, Assistant Treasurer (since 2013)

Corporate Vice President and Treasurer (since 2008), MassMutual; Assistant Treasurer (since 2009), MML Investors Services, LLC; Treasurer (since 2008), First Mercantile Trust Company; Vice President and Treasurer (since 2008), C.M. Life Insurance Company; Vice President and Treasurer (since 2008), MML Baystate Life Insurance Company; Vice President and Treasurer (since 2012), Berkshire Way LLC; Treasurer (since 2007), Cornerstone Real Estate Advisers LLC; Vice President and Treasurer (since 2014), Haven Life Insurance Agency, Inc. (formerly Coverpath, Inc.); Vice President and Treasurer (since 2013), Fern Street LLC; Treasurer (since 2008), Invicta Advisors LLC; Treasurer (since 2008), MM Asia Limited; Treasurer (since 2008), MM Assignment Company; Treasurer (since 2008), MM Capital Partners LLC; Treasurer (since 2010), MM External Benefits Group LLC; Vice President and Treasurer (since 2008), MM Holding LLC; Vice President and Treasurer (since 2008), MM Holding MSC, Inc.; Vice President and Treasurer (since 2008), MM International Holding MSC, Inc.; Treasurer (since 2008), MM International LLC; Vice President and Treasurer (since 2013), MM Retirement Services, LLC; Treasurer (since 2011), MM Asset Management Holding LLC; Vice President and Treasurer (since 2013), MM Private Equity Intercontinental LLC; Vice President and Treasurer (since 2013), MM Rothesay Holdco US LLC; Treasurer (since 2012), MMC Equipment Finance LLC; Treasurer (since 2014), MML Management Corporation (formerly MML Realty Management Corporation); Vice President and Treasurer (since 2012), MSC Holding Company, LLC; Treasurer (since 2014), Society of Grownups, LLC; Vice President and Treasurer (since 2014), MM Caerulus Holdco US LLC; Treasurer (since 2014), MassMutual Ventures LLC; Vice President and Treasurer (since 2014), Pioneers Gate LLC; and Treasurer (since 2008), The MassMutual Trust Company.

PHILIP S. WELLMAN, Vice President and Chief Compliance Officer (since 2013)

Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); and Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

TINA WILSON, Vice President (since 2016)

Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

(b) The Investment Subadvisers:

BARINGS LLC (“BARINGS”)

Barings is the sub-adviser to certain series of the Trust. The members of the Board of Managers and the Senior Management team of Barings, their positions with Barings, and their other principal business affiliations and business experience for the past two years are listed below. The addresses of the offices of Barings, and unless otherwise stated, each Manager and member of the Senior Management Team, are Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210-2208, 1500 Main Street, Springfield, Massachusetts 01115-5189, and 550 South Tryon Street, Charlotte, North Carolina 28202.

Board of Managers

THOMAS M. FINKE, Chairman, Chief Executive Officer and Member of the Board of Managers.

Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), and Managing Director (2002-2008), Barings LLC; Director (since 2016), Baring Asset Management Limited; Chairman (2012-2015) and Director (since 2008), Barings (U.K.) Limited; Chairman and Director (2012-2015), Barings Global Advisers Limited; Director (since 2008), Barings Guernsey Limited; Chairman and Member of the Board of Managers (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); Trustee (since 2013), Barings Global Short Duration High Yield Fund (closed-end investment company); Trustee (since 2013), Barings Funds Trust (open-end investment company); Vice Chairman and Director (since 2011), MM Asset Management Holding LLC; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC; Director (since 2004), Jefferies Finance LLC (investment adviser).

RUSSELL MORRISON, President, Member of the Board of Managers and Managing Director.

President (since 2016), Vice Chairman (2014-2016), Member of the Board of Managers (since 2014), Head of Global Fixed Income Group (since 2012), Head of Global High Yield Investments Group (2010-2012), Co-Head of U.S. Loan Team, (2006-2009), and Managing Director (since 2002), Barings LLC; Director (since 2016), Baring Asset Management Limited; Chairman and Director (since 2015), Barings (U.K.) Limited; Chairman and Director (since 2015), Barings Global Advisers Limited, President (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company); Senior Vice President (since 2013), Barings Funds Trust (open-end investment company).

ROGER CRANDALL, Member of the Board of Managers

Chairman, President and Chief Executive Officer, Massachusetts Mutual Life Insurance Company; Director, OppenheimerFunds, Inc.

M. TIMOTHY CORBETT, Member of the Board of Managers

Executive Vice President and Chief Investment Officer, Massachusetts Mutual Life Insurance Company; Director, OppenheimerFunds, Inc.

ELIZABETH A. WARD, Member of the Board of Managers

Chief Financial Officer and Chief Actuary, Massachusetts Mutual Life Insurance Company; Director, OppenheimerFunds, Inc.

WILLIAM F. GLAVIN, JR. Member of the Board of Managers

Retired; Chairman, President and Chief Executive Officer (2009-2013), OppenheimerFunds, Inc.

Senior Management Team

CHRISTOPHER A. DEFRANCIS, Chief Compliance Officer, Head of Global Compliance, Deputy General Counsel and Managing Director.

Head of Global Compliance (since 2016), Deputy General Counsel (since 2016), Chief Compliance Officer (since 2010), Co-General Counsel (2010-2016), Secretary (2010-2016), and Managing Director (since 2010), Barings LLC; Director (since 2015), Clerk and Secretary (2015), Barings Securities LLC; Director (since 2012), Barings Investment Advisers (Hong Kong) Limited; Company Secretary (since 2011), Barings Global Advisers Limited; Company Secretary (since 2011), Baring Investment Services Limited; Company Secretary (since 2010), Barings (U.K.) Limited; Company Secretary (since 2011), Baring Pension Trustees Limited; Vice President, Secretary and Chief Legal Officer (2010-2015), Barings Corporate Investors (closed-end investment company); Vice President, Secretary and Chief Legal Officer (2010-2015), Barings Participation Investors (closed-end investment company); Vice President and Secretary (2010-2015), CI Subsidiary Trust; Vice President and Secretary (since 2010-2015), PI Subsidiary Trust; Director (since 2013), Barings Advisers (Japan) KK.

SHELDON M. FRANCIS, Chief Legal Officer, Head of Global Legal, Secretary and Managing Director.

Chief Legal Officer (since 2016), Head of Global Legal (since 2016), Co-General Counsel (2010-2016), Secretary (since 2010) and Managing Director (since 2010), Barings LLC; Assistant Clerk and Assistant Secretary (since 2012), Barings Securities LLC; Director (since 2011), Barings Global Advisers Limited; and Vice President, Secretary and Chief Legal Officer (since 2011), MMC Equipment Finance LLC.

PAUL J. THOMPSON, Chief Financial Officer, Chief Operating Officer, Head of Global Investment Services and Managing Director.

Chief Financial Officer (since 2015), Chief Operating Officer (since 2010), Head of Global Investment Services (since 2010), Head of Operations and Portfolio/Client Services (2002-2010), and Managing Director (since 2008), Barings LLC; Non-Executive Director (since 2016), Baring Asset Management Limited; Director (since 2011), Barings (U.K.) Limited; Director, Barings Guernsey Limited; Member of the Board of Managers (since 2012), Barings Real Estate Advisers LLC; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC.

SUSAN A. MOORE, Chief Administrative Officer, Head of Human Resources and Corporate Communications and Managing Director.

Head of Human Resources and Corporate Communications (since 2016), Chief Administrative Officer and Managing Director (since 2010), Barings LLC; Director (since 2006), Baring Pension Trustees Limited; Director (since 2010), Barings Australia Holding Company Pty Ltd.; Director (since 2010), Barings Australia Pty Ltd.; Director (since 2013), Barings Advisers (Japan) KK; and Director (since 2012), Barings Investment Advisers (Hong Kong) Limited.

ANTHONY J. SCIACCA, Head of Global Alternative Investments and Managing Director.

Head of Global Alternative Investment (since 2016), Head of Barings Strategic Investors (2014-2016), Head of Global Business Development Group (2008-2016), and Managing Director (since 2006), Barings LLC; President (2008-2016), Barings Securities LLC; President (2013-2016), Barings Funds Trust (open-end investment company).

DUNCAN ROBERTSON, Head of Global Distribution and Managing Director.

Head of Global Distribution (since 2016), Managing Director (since 2008), Barings LLC; President (since 2016), Barings Securities LLC; President (since 2016), Vice President (2014-2016), Barings Funds Trust (open-end investment company); Chairman and Director (since 2016), Baring Asset Management (Japan) Limited.

SCOTT D. BROWN, Head of Global Real Estate and Managing Director.

Head of Global Real Estate (since 2016) and Managing Director (since 2016), Barings LLC; Global Head of Real Estate (2016), Global President and Chief Executive Officer (2015-2016), President (2014), Barings Real Estate Advisers LLC; Head of Americas (2008-2014), CBRE Global Investment Partners.

DOUBLELINE CAPITAL, LP (“DOUBLELINE”)

The Directors and Officers of DoubleLine are as follows:

Name	Position
Jeffrey E. Gundlach	Chief Executive Officer; Chief Investment Officer; Director; Limited Partner; Executive Committee Member
Philip A. Barach	President; Limited Partner; Executive Committee Member
Louis C. Lucido	Chief Operating Officer; Limited Partner; Executive Committee Member
Joseph J. Galligan	Executive Vice President; Limited Partner; Executive Committee Member
Keith T. Kirk	Deputy General Counsel/Chief Compliance Officer; Executive Committee Member; Limited Partner
Henry V. Chase	Chief Financial Officer; Limited Partner; Executive Committee Member
Earl A. Lariscy	General Counsel; Limited Partner; Executive Committee Member
Ronald R. Redell	Executive Committee member; Limited Partner
Cris Santa Ana III	Chief Risk Officer; Limited Partner; Executive Committee Member
Ignacio E. Sosa	Executive Committee Member; Director Product Solutions Group
Barbara Van Every	Executive Committee Member; Limited Partner; Director Investor Services
Casey Moore	Chief Technology Officer; Limited Partner; Executive Committee Member
Mark Christensen	Executive Committee Member; Limited Partner
Brendt R. Stallings	Executive Committee Member

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

03/31/95 Chairman; 08/03/92 President	Robert J. Blanding
08/03/99 Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
11/05/02 President & Chief Executive Officer; 03/01/00	Kevin P. Charleston
06/01/99 Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02 Executive Vice President; 08/08/00 Chief Operating Officer	John R. Gidman
11/05/02 Executive Vice President, Chief Investment Officer	Jaehoon Park
11/04/03 Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg
05/23/13 Executive Vice President	John F. Russell
07/29/15 Executive Vice President; Chief Financial Officer	Paul Sherba
07/29/15 Executive Vice President, Deputy Chief Investment Officer	David Waldman

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated

09/05/90 Blanding, Robert J.	11/04/03	Loewenberg, Jean S.
05/09/00 Charleston, Kevin P.	05/23/13	Russell, John F.
09/30/88 Fuss, Daniel J.	05/09/00	Gallagher, John F., III
10/21/02 Park, Jaehoon	02/07/08	Hailer, John T. (Natixis)
05/08/01 Gidman, John R.	7/29/15	Waldman, David
7/29/15 Sherba, Paul

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Core Disciplined Alpha Bond Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Loomis Sayles Growth Fund

Loomis Sayles Global Equity and Income Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Dividend Income Fund

Loomis Sayles Emerging Markets Opportunities Fund

Loomis Sayles Full Discretion Institutional Securitized Fund

Loomis Sayles Multi-Asset Income Fund

Mutual Funds (or segments thereof) Sub-Advised

Natixis U.S. Equity Opportunities Fund - All Cap Growth segment

Cornerstone Advisors Core Plus Bond Fund

Great-West Loomis Sayles Bond Portfolio

Great-West Loomis Sayles Small Cap Value Portfolio

GuideStone Funds Extended-Duration Bond Fund

GuideStone Funds Global Bond Fund

GuideStone Funds Growth Equity Fund

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Core Portfolio

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Growth Portfolio

Met Investors Series Trust, Loomis Sayles Global Markets Portfolio

AMG Managers Bond Fund

AMG Managers Global Income Opportunity Fund

USAA Growth Fund

Transamerica Bond Portfolio

MassMutual Select Diversified Value Fund

MassMutual Select Blue Chip Growth Fund

MML Equity Fund

MML Large Cap Growth Fund

Mercer US Small/Mid Cap Growth Equity Fund

TransWestern Institutional Short Duration Government Bond Fund

Litman Gregory Masters Alternative Strategies Fund

Principal Funds Inc. Global Multi-Strategy Fund

Penn Series Large Cap Value Fund

AST Advanced Strategies Portfolio

AST Loomis Sayles Large Cap Growth Portfolio

AST Blackrock/Loomis Sayles Bond Fund

Franklin K2 Alternative Strategies Fund

Columbia Active Portfolios Multi-Manager Growth Fund

KP Fixed Income Fund

Columbia Variable Portfolio –Loomis Sayles Growth Fund

Columbia Active Portfolio Multi-Managed Total Return Bond Fund

Russell Investment Grade Bond Fund

Russell Multi-Strategy Income Fund

AXA Loomis Sayles Growth Portfolio

AXA Large Cap Growth Managed Volatility Portfolio

Bridge Builder Bond Fund

Bridge Builder Core Plus Bond Fund

Fidelity Strategic Advisers Growth Fund

Fidelity Strategic Advisers Growth Multi Manager Fund

Wilshire Large Cap Growth Portfolio

Northwestern Mutual Series Fund, Inc. Focused Appreciation Fund

OPPENHEIMERFUNDS, INC. (“OFI”)

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
M. Timothy Corbett, Director	Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Roger W. Crandall, Director	Chairman, President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman & Class A Director of Oppenheimer Acquisition Corp.

Kristie Feinberg, Treasurer

Senior Vice President and Treasurer of OFI Global Asset Management, Inc.; Director of OFI Global Trust Company and OFI International, Ltd.; Treasurer of OFI SteelPath, Inc., HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Real Asset Management, Inc.,

Trinity Investment Management Corporation, Shareholder Services, Inc., OFI Global Institutional, Inc., VTL Associates, LLC, and Index Management Solutions, LLC; Assistant Treasurer of OFI Global Trust Company, Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc. and Oppenheimer Acquisition Corp.

Cynthia Lo Bessette, Chief Legal Officer	Executive Vice President, General Counsel and Secretary, and Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc.; Director and Chief Legal Officer of OFI International, Ltd.; Chief Legal Officer of OppenheimerFunds Distributor, Inc., OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation; Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp.; General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC; Vice President, Corporate Counsel and Deputy Chief Legal Officer of Jennison Associates LLC (April 2013-March 2015).

Krishna Memani, President	Executive Vice President of OFI Global Asset Management, Inc.; Senior Vice President of OFI Global Institutional, Inc.and OppenheimerFunds, Inc.

David Pfeffer, Director & Chief Financial Officer	Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director, Executive Vice President and Chief Financial Officer of OFI Global Asset Management, Inc.; Director, President and Chief Financial Officer of HarbourView Asset Management Corporation; Director and Chief Financial Officer of OFI SteelPath, Inc., OppenheimerFunds Distributor, Inc., OFI Private Investments, Inc., Oppenheimer Real Asset Management, Inc., OFI Global Institutional, Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation; Chief Financial Officer of OFI International, Ltd., VTL Associates, LLC and Index Management Solutions, LLC; Senior Vice President of OFI Global Trust Company; Director of Tremont Group Holdings, Inc.

Mary Ann Picciotto, Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc.; Chief Compliance Officer of OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., HarbourView Asset Management Corporation, Trinity Investment Management Corporation, Shareholder Services, Inc., OFI International, Ltd., VTL Associates, LLC and Index Management Solutions, LLC.

Arthur P. Steinmetz, Director & Chairman	Chairman of OppenheimerFunds, Inc.; Chief Executive Officer, President, Director and Chairman of OFI Global Asset Management, Inc., Director of OppenheimerFunds, Inc., President, Management Director and Chief Execution Officer of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company); President and Director of OFI SteelPath, Inc. and Oppenheimer Real Asset Management, Inc.; President of VTL Associates, LLC and Index Management Solutions, LLC; Director of HarbourView Asset Management Corporation.

Elizabeth Ward, Director	Executive Vice President, Chief Financial Officer, Chief Actuary and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Item 32. Principal Underwriters

(a) MML Distributors, LLC, whose principal office is 100 Bright Meadow Blvd. Enfield, Connecticut 06082, is the Trust’s principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Select Funds, MassMutual Premier Funds, and MML Series Investment Fund.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/15/2009)), MML Distributors, LLC; Executive Vice President and Chief Executive Officer (since 12/3/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President, MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer and Secretary (since 10/26/2006) and Executive Representative (since 7/31/2006), MML Distributors, LLC; Chief Legal Officer (since 9/29/2004), Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer, Secretary, and Vice President (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Eric H. Wietsma, Chief Executive Officer, President and Primary FINRA Emergency Contact (since 5/27/2016), Vice President and Enfield CT OSJ Supervisor (since 6/30/2014), MML Distributors, LLC; Chairman of the Board, Chief Executive Officer and President (since 5/9/2016), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Senior Vice President, MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. Mr. Wietsma serves as a Vice President of the Registrant.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Senior Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Board Liason, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, Tax Research and Planning, Corporate Tax Department, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Assistant Vice President, Fund Operations, MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Barbara Upton, Chief Compliance Officer and Secondary FINRA Emergency Contact (since 6/13/2016); Assistant Vice President (since 3/26/2009), Super Account Administrator (since 3/29/2010), and Continuing Education Officer (since 1/13/2015), MML Distributors, LLC; Chief Compliance Officer (since 6/13/2016), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President (Compliance), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Assistant Vice President, MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mario Morton, Registration Manager (since 7/2/2012), MML Distributors, LLC; Assistant Vice President and Registration Manager (since 7/2/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 8/9/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

H. Bradford Hoffman, Chief Risk Officer (since 11/7/2011), MML Distributors, LLC; and Senior Vice President, Enterprise Risk Management, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Laura Perlotto, AML Compliance Officer (since 6/13/2016), MML Distributors, LLC; Assistant Vice President and AML Compliance Officer (since 6/15/2016), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, AML Economics Sanction & Privacy, MassMutual, 1295 State Street, Massachusetts 01111-0001.

Cindy Belmore, Vice President (since 8/1/2014), MML Distributors, LLC; and Vice President (Compliance), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Brian Haendiges, Vice President (since 5/29/2014), Product Supervisor (since 7/1/2016), MML Distributors, LLC; and Senior Vice President (Investments), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. Mr. Haendiges serves as the President of the Registrant.

Nathan Hall, Chief Financial Officer and Treasurer (since 7/1/2016), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 7/16/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Treasurer (since 7/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Financial Officer and Treasurer (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Controller, Finance, MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

William Silvanic, Registered Variable Life (VL) Supervisor (since 4/17/2015), and Vice President (Registered VL) (since 4/7/2015), MML Distributors, LLC; and Senior Vice President and Actuary, MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Tina Wilson, Fund Supervisor and Fund Product Distribution Officer (since 7/1/2016), MML Distributors, LLC; and Senior Vice President, MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. Ms. Wilson serves as a Vice President of the Registrant.

The business address for the officers and directors of MML Distributors, LLC is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

(c) Not Applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant, MassMutual, Babson Capital, DoubleLine, Loomis Sayles and OFI at their respective principal business offices as follows:

(Declaration of Trust and Bylaws)

MML Series Investment Fund II

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

(With respect to its service as investment adviser)

MML Investment Advisers, LLC

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

(With respect to its services as Subadviser)

Barings LLC

1500 Main Street

Springfield, Massachusetts 01115

and

470 Atlantic Avenue

Boston, Massachusetts 02110

and

550 S. Tryon Street

Charlotte, North Carolina 28202

(With respect to its services as Subadviser)

DoubleLine Capital LP

333 South Grand Avenue

Suite 1800

Los Angeles, California 90071

(With respect to its services as Subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as Subadviser)

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street

New York, New York 10281-1008

(With respect to its services as Distributor)

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

and, c/o State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to its services as Sub-Administrator and Custodian)

State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to its services as Sub-Administrator and Transfer Agent)

Massachusetts Mutual Life Insurance Company

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 40 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Town of Enfield and the State of Connecticut as of the 28th day of April, 2017.

MML SERIES INVESTMENT FUND II

By:	/s/ Brian Haendiges
Brian Haendiges
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 40 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 28th day of April, 2017.

Signature	Title

/s/ BRIAN HAENDIGES Brian Haendiges	President and Chief Executive Officer

/s/ RENEE HITCHCOCK Renee Hitchcock	Chief Financial Officer and Treasurer

*	Chairperson and Trustee
R. Alan Hunter, Jr.

*	Trustee
Allan W. Blair

*	Trustee
Nabil N. El-Hage

*	Trustee
Maria D. Furman

*	Trustee
Robert E. Joyal

*	Trustee
C. Ann Merrifield

*	Trustee
Susan B. Sweeney

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

(g)(6)	Appendix A to the Amended, Restated and Consolidated Custodian Agreement

(h)(11)	Appendix A to the Sub-Administration Agreement

(h)(22)	Expense Limitation Agreement

(j)(1)	Consent of Deloitte & Touche

(p)(1)	Code of Ethics for Barings

(p)(2)	Code of Ethics for MML Advisers

(p)(3)	Code of Ethics for Loomis Sayles

(p)(4)	Code of Ethics for OFI

(p)(5)	Code of Ethics for DoubleLine